AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 2000
     SECURITIES ACT FILE NO. 333- INVESTMENT COMPANY ACT FILE NO. 811-5723
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

      [  ] PRE-EFFECTIVE AMENDMENT NO.  [  ] POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)
                         ------------------------------

               MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         ------------------------------

                                 (609) 282-2800
                        (AREA CODE AND TELEPHONE NUMBER)
                         ------------------------------

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                         ------------------------------

                                 TERRY K. GLENN
               MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                         ------------------------------

                                   COPIES TO:

              FRANK P. BRUNO, ESQ.          MICHAEL J. HENNEWINKEL, ESQ.
                Brown & Wood LLP           Merrill Lynch Asset Management
             One World Trade Center            800 Scudders Mill Road
             New York, NY 10048-0557            Plainsboro, NJ 08536

                         ------------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                         ------------------------------

     TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, PAR VALUE $.10 PER
SHARE.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
-------------------------------------------------------------------------------


                   MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2000

TO THE STOCKHOLDERS OF
         MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800
Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at   ,
Eastern time, for the following purposes:

              (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Middle East/Africa Fund by Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets Fund"), and the assumption of substantially all of the liabilities of Middle East/Africa Fund by Developing Capital Markets Fund, in exchange solely for an equal aggregate value of newly-issued shares of Developing Capital Markets Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Developing Capital Markets Fund to stockholders of Middle East/Africa Fund in liquidation of Middle East/Africa Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Middle East/Africa Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

               (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Middle East/Africa Fund has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Middle East/Africa Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Middle East/Africa Fund for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Middle East/Africa Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of Middle East/Africa Fund.

                                      By Order of the Board of Directors,


                                      SUSAN B. BAKER
                                      SECRETARY

Plainsboro, New Jersey
Dated: [Date], 2000

   The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
         PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED FEBRUARY 2, 2000

                   MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
               MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                 P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                       SPECIAL MEETING OF STOCKHOLDERS OF
                   MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Middle East/Africa Fund, Inc., a Maryland corporation ("Middle East/Africa Fund"), for use at the Special Meeting of Stockholders of Middle East/Africa Fund (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Developing Capital Markets Fund, Inc., a Maryland corporation ("Developing Capital Markets Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Middle East/Africa Fund in exchange solely for an equal aggregate value of newly-issued shares of Developing Capital Markets Fund (the "Reorganization"). Immediately upon the receipt by Developing Capital Markets Fund of the assets of Middle East/Africa Fund and the assumption by Developing Capital Markets Fund of the liabilities of Middle East/Africa Fund, Middle East/Africa Fund will distribute the shares of Developing Capital Markets Fund received in the Reorganization to the stockholders of Middle East/Africa Fund. Thereafter, Middle East/Africa Fund will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

     Holders of shares in Middle East/Africa Fund will receive that class of shares of Developing Capital Markets Fund having the same letter designation (I.E., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Middle East/Africa Fund held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Developing Capital Markets Fund to be issued to the stockholders of Middle East/Africa Fund will equal the aggregate net asset value of the outstanding shares of Middle East/Africa Fund as set forth in the Agreement and Plan of Reorganization between Developing Capital Markets Fund and Middle East/Africa Fund ( the "Agreement and Plan"). Middle East/Africa Fund and Developing Capital Markets Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the reorganization is sometimes referred to herein as the "Combined Fund" and sometimes as "Pro Forma Developing Capital."

     This Proxy Statement and Prospectus serves as a prospectus of Developing Capital Markets Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Developing Capital Markets Fund to Middle East/Africa Fund pursuant to the terms of the Agreement and Plan.

     Both Middle East/Africa Fund and Developing Capital Markets Fund are open-end management investment companies with similar, though not identical, investment objectives. Each Fund seeks long term capital appreciation. Developing Capital Markets Fund invests in securities, principally equities, of issuers in countries having smaller capital markets. Middle East/Africa Fund invests primarily in equity and debt securities of corporations and government issuers in the Middle East and Africa. There can be no assurance that, after the Reorganization, the Combined Fund will achieve its investment objective.

     The current prospectus relating to Developing Capital Markets Fund, dated October 29, 1999 (the "Developing Capital Markets Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Developing Capital Markets Fund as of June 30, 1999 and the Semi-Annual Report to Stockholders as of December 31, 1999 also accompany this Proxy Statement and Prospectus. A statement of additional information relating to Developing Capital Markets Fund, dated October 29, 1999 (the "Developing Capital Markets Fund Statement"), a prospectus of Middle East/Africa Fund, dated February , 2000 (the "Middle East/Africa Fund Prospectus") and a statement of additional information relating to Middle East/Africa Fund, dated February , 2000 (the "Middle East/Africa Fund Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Middle East/Africa Fund or Developing Capital Markets Fund at the address above, or by calling 1-800-456-4587, ext. 123.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

     This Proxy Statement and Prospectus sets forth concisely the information about Developing Capital Markets Fund that stockholders of Middle East/Africa Fund should know before considering the Reorganization and should be retained for future reference. Middle East/Africa Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     A statement of additional information relating to the Reorganization (the "Statement of Additional Information") is on file with the Commission. It is available from Developing Capital Markets Fund without charge, upon oral request by calling the toll free telephone number set forth above or upon written request by writing Developing Capital Markets Fund at its principal
executive offices. The Statement of Additional Information, dated       , 2000
is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Developing Capital Markets Fund Prospectus, the Middle East/Africa Fund Prospectus, the Developing Capital Markets Fund Statement, the Middle East/Africa Fund Statement, other material incorporated by reference and other information regarding the Funds.

         The address of the principal executive offices of both Middle East/Africa Fund and Developing Capital Markets Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

--------------------------------------------------------------------------------

         THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS       , 2000

                                TABLE OF CONTENTS

                                                                                                              PAGE

INTRODUCTION......................................................................................................3
SUMMARY...........................................................................................................3
     The Reorganization...........................................................................................3
     Pro Forma Fee Tables.........................................................................................5
RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................12
COMPARISON OF THE FUNDS..........................................................................................14
     Financial Highlights........................................................................................14
     Investment Objectives and Policies..........................................................................18
     Other Investment Policies...................................................................................20
     Information Regarding Options, Futures and Foreign Exchange Transactions....................................21
     Investment Restrictions.....................................................................................21
     Management..................................................................................................22
     Purchase of Shares..........................................................................................23
     Redemption of Shares........................................................................................23
     Performance.................................................................................................24
     Stockholder Rights..........................................................................................24
     Dividends...................................................................................................25
     Automatic Dividend Reinvestment Plan........................................................................25
     Tax Information.............................................................................................25
     Portfolio Transactions......................................................................................25
     Portfolio Turnover..........................................................................................25
     Additional Information......................................................................................25
THE REORGANIZATION...............................................................................................26
     General.....................................................................................................26
     Procedure...................................................................................................27
     Terms of the Agreement and Plan.............................................................................27
     Potential Benefits to Stockholders as a Result of the Reorganization........................................28
     Tax Consequences of the Reorganization......................................................................29
     Capitalization..............................................................................................30
INFORMATION CONCERNING THE SPECIAL MEETING.......................................................................31
     Date, Time and Place of Meeting.............................................................................31
     Solicitation, Revocation and Use of Proxies.................................................................31
     Record Date and Outstanding Shares..........................................................................32
     Security Ownership of Certain Beneficial Owners and Management of Middle East/Africa Fund and
     Developing Capital Markets Fund.............................................................................32
     Voting Rights and Required Vote.............................................................................32
ADDITIONAL INFORMATION...........................................................................................33
LEGAL PROCEEDINGS................................................................................................33
LEGAL OPINIONS...................................................................................................34
EXPERTS..........................................................................................................34
STOCKHOLDER PROPOSALS............................................................................................34
EXHIBIT I-AGREEMENT AND PLAN OF REORGANIZATION..................................................................I-1


                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Middle East/Africa Fund for use at the Meeting to be held at the offices of MLAM, 800
Scudders Mill Road, Plainsboro, New Jersey on April 26, 2000, at      , Eastern
time. The mailing address for Middle East/Africa Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March , 2000.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Middle East/Africa Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan.

     Approval of the Agreement and Plan will require the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Special Meeting."

     The Board of Directors of Middle East/Africa Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND PROSPECTUS (INCLUDING DOCUMENTS INCORPORATED BY REFERENCE) AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND PROSPECTUS AND IN THE AGREEMENT AND PLAN, ATTACHED HERETO AS EXHIBIT I.

     IN THIS PROXY STATEMENT AND PROSPECTUS, THE TERM "REORGANIZATION" REFERS COLLECTIVELY TO (I) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND THE ASSUMPTION OF SUBSTANTIALLY ALL OF THE LIABILITIES OF MIDDLE EAST/AFRICA FUND BY DEVELOPING CAPITAL MARKETS FUND IN EXCHANGE FOR THE CORRESPONDING SHARES AND THE SUBSEQUENT DISTRIBUTION OF CORRESPONDING SHARES OF DEVELOPING CAPITAL MARKETS FUND TO THE STOCKHOLDERS OF MIDDLE EAST/AFRICA FUND; AND (II) THE SUBSEQUENT DEREGISTRATION AND DISSOLUTION OF MIDDLE EAST/AFRICA FUND.

THE REORGANIZATION

     At a meeting of the Board of Directors of Middle East/Africa Fund held on January 20, 2000, the Board of Directors approved a proposal that Developing Capital Markets Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Middle East/Africa Fund in exchange solely for shares of Developing Capital Markets Fund to be distributed to the stockholders of Middle East/Africa Fund.

     Based upon their evaluation of all relevant information, the Directors of Middle East/Africa Fund have determined that the Reorganization will potentially benefit the stockholders of Middle East/Africa Fund. Specifically, the Directors considered that after the Reorganization, Middle East/Africa Fund stockholders will remain invested in an open-end fund with a substantially larger asset value. As part of a larger fund (as of November 30, 1999 the net assets of Developing Capital Markets Fund were approximately $200.8 million) Middle East/Africa Fund stockholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. Additionally, the Corresponding Shares received by Middle East/Africa Fund stockholders will not be subject to the redemption fee that is applicable to any Middle East/Africa Fund shares redeemed within 12 months of purchase. In addition, as stockholders of Developing Capital Markets Fund, they will have an exchange privilege with certain other funds utilizing the Merrill Lynch Select Pricing (Service Mark) System ("Select Pricing") which is not available to Middle East/Africa Fund stockholders. See "Summary-Pro Forma Fee Tables" and "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Middle East/Africa Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Middle East/Africa Fund and that the interests of existing Middle East/Africa Fund stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Middle East/Africa Fund and Developing Capital Markets Fund have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Middle East/Africa Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Middle East/Africa Fund and the Board of Directors of Developing Capital Markets Fund; (ii) by the Board of Directors of Middle East/Africa Fund if any condition to Middle East/Africa Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets Fund if any condition to Developing Capital Markets Fund's obligations has not been fulfilled or waived by such Board.


PRO FORMA FEE TABLES

                       PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF MIDDLE EAST/AFRICA FUND,
                              DEVELOPING CAPITAL MARKETS FUND AND PRO FORMA DEVELOPING CAPITAL
                                                AS OF NOVEMBER 30, 1999 (UNAUDITED)


                                                   CLASS A SHARES                              CLASS B SHARES (B)
                                    --------------------------------------------- ---------------------------------------------
                                               ACTUAL                                        ACTUAL
                                    -----------------------------                 -----------------------------
                                                                    PRO FORMA                                     PRO FORMA
                                       MIDDLE       DEVELOPING      DEVELOPING       MIDDLE       DEVELOPING      DEVELOPING
                                     EAST/AFRICA      CAPITAL        CAPITAL       EAST/AFRICA      CAPITAL        CAPITAL
                                    -------------- -------------- --------------- -------------- -------------- ---------------

STOCKHOLDER FEES (FEES PAID DIRECTLY FROM A STOCKHOLDER'S INVESTMENT) (A):
   Maximum Sales Charge (Load)
       imposed on
       purchases (as a
       percentage of offering
       price)......................   5.25%(c)       5.25%(c)        5.25%(c)         None           None            None
   Maximum Deferred Sales Charge
       (Load) (as a percentage
       of original purchase
       price or redemption
       proceeds,
       whichever is lower).........    None(d)        None(d)        None(d)          4.0%(c)        4.0%(c)         4.0%(c)
   Maximum Sales Charge (Load)
       Imposed on Dividend
       Reinvestments...............     None           None            None           None           None            None
   Redemption Fee (as a
       percentage of net asset
       value of shares redeemed
       within 12 months of
       purchase)...................     2.0%           None            None           2.0%           None            None
   Exchange Fee....................     None           None            None           None           None            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
   FUND ASSETS):
     Management Fee................     1.00%          1.00%          1.00%           1.00%          1.00%          1.00%
     Distribution and/or Service
         (12b-1) Fees(e)...........     None           None            None           1.00%          1.00%          1.00%
     Other Expenses (including
         transfer agent fees) (f)..     9.74%          0.79%          0.79%           9.74%          0.79%          0.79%
                                        ----           ----           ----            ----           ----           ----
     Total Annual Fund Operating
         Expenses..................     10.74%(g)      1.79%          1.79%           11.74%(g)      2.79%          2.79%
                                        =====          ====           ====            =====          ====           ====
-----------------
FOOTNOTES APPEAR ON NEXT PAGE


                       PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF MIDDLE EAST/AFRICA FUND,
                                 DEVELOPING CAPITAL MARKETS FUND AND PRO FORMA DEVELOPING CAPITAL
                                                  AS OF NOVEMBER 30, 1999 (UNAUDITED)

                                                   CLASS C SHARES                                CLASS D SHARES
                                    --------------------------------------------- ---------------------------------------------
                                               ACTUAL                                        ACTUAL
                                    -----------------------------                 -----------------------------
                                                                    PRO FORMA                                     PRO FORMA
                                       MIDDLE       DEVELOPING      DEVELOPING       MIDDLE       DEVELOPING      DEVELOPING
                                     EAST/AFRICA      CAPITAL        CAPITAL       EAST/AFRICA      CAPITAL        CAPITAL
                                    -------------- -------------- --------------- -------------- -------------- ---------------

STOCKHOLDER FEES (FEES PAID DIRECTLY
FROM STOCKHOLDER'S INVESTMENT) (A):
   Maximum Sales Charge (Load)
       imposed on
       purchases (as a
       percentage of offering
       price)....................       None           None            None         5.25%(c)       5.25%(c)        5.25%(c)
   Maximum Deferred Sales Charge
       (Load) (as a percentage
       of original purchase
       price or redemption
       proceeds,
       whichever is lower).......     1.0 %(c)       1.0 %(c)        1.0 %(c)        None(d)        None(d)        None(d)
   Maximum Sales Charge (Load)
       Imposed on Dividend
       Reinvestments.............       None           None            None           None           None            None
   Redemption Fee (as a
       percentage of net asset
       value of shares redeemed
       within 12 months of
       purchase).................       2.0%           None            None           2.0%           None            None
   Exchange Fee..................       None           None            None           None           None            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
   FUND ASSETS):
     Management Fee..............       1.00%          1.00%          1.00%           1.00%          1.00%          1.00%
     Distribution and/or Service        1.00%          1.00%          1.00%           0.25%          0.25%          0.25%
         (12b-1) Fees(e).........
     Other Expenses (including          9.74%          0.79%          0.79%           9.74%          0.79%          0.79%
                                        ----           ----           ----            ----           ----           ----
         transfer agent fees) (f)
     Total Annual Fund Operating        11.74%(g)      2.79%          2.79%           10.99%(g)      2.04%          2.04%
                                        =====          ====           ====            =====          ====           ====
         Expenses................
-----------

(a)      In addition, Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") may charge clients a processing fee
         (currently $5.35) when a client buys or sells shares.
(b)      Class B shares convert to Class D shares automatically approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c)      Some investors may qualify for reductions in the sales charge (load).
(d)      A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)      The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.

(f)      The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and
         Class C stockholder account and reimburse the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30,
         1999, Developing Capital Markets Fund paid the Transfer Agent fees totaling $1,005,323; for the fiscal year ended
         November 30, 1999, Middle East/Africa Fund paid the Transfer Agent fees totaling $10,337. MLAM provides accounting services to the Funds at cost. For the fiscal year ended June 30, 1999, Developing Capital Markets Fund reimbursed MLAM
         $205,571 for these services; for the fiscal year ended November 30, 1999, Middle East/Africa Fund reimbursed MLAM $77,575 for these services.
(g)      For the fiscal year ended November 30, 1999, MLAM voluntarily waived the entire management fee due from Middle
         East/Africa Fund and voluntarily reimbursed such Fund for a portion of its other expenses (excluding Rule 12b-1 fees).
         Total Annual Fund Operating Expenses, after giving effect to this waiver of fees and reimbursement of expenses, were
         0.50% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares and 0.75% for Class D shares.


EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                                       1 YEAR          3 YEARS          5 YEARS         10 YEARS
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS A
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,692*          $3,323          $4,931           $8,210
     Developing Capital Markets Fund                $  697           $1,059          $1,444           $2,520
     Pro Forma Developing Capital+                  $  697           $1,059          $1,444           $2,520
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS B
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,734*          $3,379          $4,957           $8,455**
     Developing Capital Markets Fund                $  682           $1,065          $1,474           $2,940**
     Pro Forma Developing Capital+                  $  682           $1,065          $1,474           $2,940**
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS C
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,434*          $3,179          $4,957           $8,455
     Developing Capital Markets Fund                $  382           $  865          $1,474           $3,119
     Pro Forma Developing Capital+                  $  382           $  865          $1,474           $3,119
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS D
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,713*          $3,377          $5,006           $8,296
     Developing Capital Markets Fund                $  721           $1,131          $1,566           $2,770
     Pro Forma Developing Capital+                  $  721           $1,131          $1,566           $2,770


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                                                       1 YEAR          3 YEARS          5 YEARS         10 YEARS
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS A
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,513           $3,323          $4,931           $8,210
     Developing Capital Markets Fund                $  697           $1,059          $1,444           $2,520
     Pro Forma Developing Capital+                  $  697           $1,059          $1,444           $2,520
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS B
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,134           $3,179          $4,957           $8,455**
     Developing Capital Markets Fund                $  282           $  865          $1,474           $2,940**
     Pro Forma Developing Capital+                  $  282           $  865          $1,474           $2,940**
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS C
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,134           $3,179          $4,957           $8,455
     Developing Capital Markets Fund                $  282           $  865          $1,474           $3,119
     Pro Forma Developing Capital+                  $  282           $  865          $1,474           $3,119
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
CLASS D
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     Middle East/Africa Fund                        $1,535           $3,377          $5,006           $8,296
     Developing Capital Markets Fund                $  721           $1,131          $1,566           $2,770
     Pro Forma Developing Capital+                  $  721           $1,131          $1,566           $2,770
-----------

+    Assuming the Reorganization had taken place on November 30, 1999.
* Reflects the 2% redemption fee charged on redemptions made within one year of purchase.
** Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

     The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Middle East/Africa Fund or Developing Capital Markets Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

BUSINESS OF MIDDLE EAST/AFRICA FUND    Middle East/Africa Fund was incorporated
                                       under the laws of the State of Maryland
                                       on March 15, 1994 and commenced
                                       operations on December 30, 1994.  Middle
                                       East/Africa Fund is a  non-diversified,
                                       open-end management investment company.

                                       As of November 30, 1999, Middle
                                       East/Africa Fund had net assets of
                                       approximately $3.3 million.

BUSINESS OF DEVELOPING CAPITAL
MARKETS FUND                           Developing Capital Markets Fund
                                       was incorporated under the laws of
                                       the State of Maryland on April 14,
                                       1989 and commenced operations on
                                       September 1, 1989. Developing
                                       Capital Markets Fund is a
                                       non-diversified, open-end
                                       management investment company.

                                       As of November 30, 1999, Developing
                                       Capital Markets Fund had net
                                       assets of approximately $200.8
                                       million.

COMPARISON OF THE FUNDS                INVESTMENT OBJECTIVES. The investment
                                       objectives of Developing Capital Markets
                                       Fund and Middle East/Africa Fund are
                                       similar, though not identical. Each Fund seeks long term capital appreciation.
                                       Developing Capital Markets Fund invests
                                       in securities, principally equities, of
                                       issuers in countries having smaller
                                       capital markets. Middle East/Africa Fund invests primarily in equity and debt securities of corporations and government issuers in the Middle East and Africa.

                                       INVESTMENT POLICIES. Developing Capital
                                       Markets Fund invests, under normal
                                       circumstances, at least 65% of its
                                       total assets in equity securities of
                                       countries having smaller capital
                                       markets. To a lesser extent, Developing
                                       Capital Markets Fund may invest in
                                       securities convertible into common
                                       stock, in preferred stock, or in
                                       derivative securities. Developing
                                       Capital Markets Fund may invest up to
                                       35% of its assets in non-convertible
                                       debt securities. Middle East/Africa
                                       invests at least 65% of its assets in
                                       equity and debt securities of issuers
                                       located in countries in the Middle East
                                       and Africa. Although Middle East/Africa
                                       Fund is not required to have any set
                                       percentage of its assets invested in
                                       equity securities, it tends to invest
                                       primarily in equity securities,
                                       including common stock, preferred
                                       stock, warrants and stock purchase
                                       rights, in order to achieve its goal of
                                       long term capital appreciation. Middle
                                       East/Africa Fund may also invest in
                                       derivative securities.

                                       Both Funds may invest heavily in
                                       securities denominated in currencies
                                       other than the United States dollar. In
                                       addition, each Fund may engage in
                                       various portfolio strategies to hedge
                                       its portfolio against movements in the
                                       equity markets, interest rates and
                                       exchange rates between currencies.

                                       Developing Capital Markets Fund and
                                       Middle East/Africa Fund are each
                                       subject to a fundamental investment
                                       restriction, which provides that the
                                       Fund may borrow from banks in amounts
                                       up to 33-1/3% of its total assets taken
                                       at market value and may borrow an
                                       additional 5% of its total assets for
                                       temporary purposes. As a
                                       non-fundamental restriction each Fund
                                       is further limited and may not borrow
                                       money or pledge its assets, except that
                                       either Fund may borrow from banks (but
                                       for Developing Capital Markets Fund
                                       only up to 20% of its total assets) as
                                       a temporary measure for extraordinary
                                       or emergency purposes or to meet
                                       redemptions.

                                       MANAGEMENT FEES. The manager for
                                       both Middle East/Africa Fund and
                                       Developing Capital Markets Fund is
                                       MLAM. MLAM is responsible for the
                                       management of each Fund's
                                       investment portfolio and for
                                       providing administrative services
                                       to each Fund.

                                       A. Grace Pineda serves as portfolio
                                       manager for both Funds. Ms. Pineda has
                                       served as Portfolio Manager of Developing
                                       Capital Markets Fund since its
                                       inception (September 1, 1989) and
                                       has served as Portfolio Manager of
                                       Middle East/Africa Fund since its
                                       inception (December 30, 1994).

                                       Pursuant to a separate management
                                       agreement between each Fund and
                                       MLAM, each Fund pays MLAM a monthly
                                       fee at the annual rate of 1.00% of
                                       the average daily net assets of the
                                       Fund. After the Reorganization, the
                                       advisory fee paid by the Combined
                                       Fund would be 1.00% of the average
                                       daily net assets of the Combined
                                       Fund. See "Summary--Pro Forma Fee
                                       Tables" and "Comparison of the
                                       Funds--Management."

                                       MLAM has retained Merrill Lynch Asset
                                       Management U.K. Limited ("MLAM
                                       U.K.") as sub-adviser to each of
                                       the Funds. Pursuant to a separate
                                       sub-advisory agreement between MLAM
                                       and MLAM U.K. with respect to each
                                       Fund, MLAM pays MLAM U.K. a fee for
                                       providing investment advisory
                                       services to MLAM with respect to
                                       each Fund, in an amount to be
                                       determined from time to time by
                                       MLAM and MLAM U.K. but in no event
                                       in excess of the amount MLAM
                                       actually receives for providing
                                       services to each Fund pursuant to
                                       such Fund's management agreement.

                                       CLASS STRUCTURE. Each Fund offers four
                                       classes of shares under the Select
                                       Pricing system. The Class A, Class B,
                                       Class C and Class D shares issued by
                                       Developing Capital Markets Fund are
                                       identical in all respects to the Class
                                       A, Class B, Class C and Class D shares
                                       issued by Middle East/Africa Fund,
                                       except that (a) they represent
                                       ownership interests in a different
                                       investment portfolio, (b) all classes
                                       of Middle East/Africa Fund shares are
                                       subject to a redemption fee of 2.0% of
                                       the net asset value of any shares
                                       redeemed within 12 months of purchase
                                       and (c) Developing Capital Markets Fund
                                       shares have an exchange privilege with
                                       certain other funds utilizing select
                                       pricing. See "Comparison of the
                                       Funds--Purchase of Shares,"
                                       "--Redemption of Shares" and
                                       "Additional Information --Stockholder
                                       Services."

                                       OVERALL EXPENSE RATIO. As of November
                                       30, 1999, the overall operating expense
                                       ratio (excluding class specific
                                       distribution and account maintenance
                                       fees) for Middle East/Africa Fund was
                                       10.74% (based on net assets of
                                       approximately $3.3 million and without
                                       giving effect to any fee waiver or
                                       reimbursement of expenses) and for
                                       Developing Capital Markets Fund was
                                       1.79% (based on net assets of
                                       approximately $200.8 million). If the
                                       Reorganization had taken place on that
                                       date, the estimated operating expense
                                       ratio (excluding class specific
                                       distribution and account maintenance
                                       fees) for Pro Forma Developing Capital
                                       would have been 1.79% (based on net
                                       assets of approximately $204.1 million).

                                       The foregoing expense ratios are for
                                       each Fund on an overall basis. Such
                                       ratios differ among Class A,
                                       Class B, Class C and Class D shares as
                                       a result of class specific distribution
                                       and account maintenance expenditures.
                                       See "Summary--Pro Forma Fee Tables."

                                       PURCHASE OF SHARES. Shares of
                                       Developing Capital Markets Fund are
                                       offered continuously for sale to
                                       the public in substantially the
                                       same manner as shares of Middle
                                       East/Africa Fund. See "Comparison
                                       of the Funds--Purchase of Shares."

                                       REDEMPTION OF SHARES. The redemption
                                       procedures for shares of Developing
                                       Capital Markets Fund are substantially
                                       the same as the redemption procedures
                                       for shares of Middle East/Africa Fund
                                       except that all classes of shares of
                                       Middle East/Africa Fund are subject to
                                       a redemption fee of 2.0% of the net
                                       asset value of any shares redeemed
                                       within 12 months of purchase. For
                                       purposes of computing any CDSC that
                                       may be payable upon disposition of
                                       Corresponding Shares of Developing
                                       Capital Markets Fund acquired by
                                       Middle East/Africa Fund
                                       stockholders in the Reorganization,
                                       the holding period of Middle
                                       East/Africa Fund shares outstanding
                                       on the date the Reorganization
                                       takes place will be "tacked" onto
                                       the holding period of the
                                       Corresponding Shares of Developing
                                       Capital Markets Fund acquired in
                                       the Reorganization. See "Comparison
                                       of the Funds--Redemption of
                                       Shares."

                                       DIVIDENDS. Middle East/Africa Fund's
                                       policies with respect to dividends are
                                       substantially the same as those of
                                       Developing Capital Markets Fund.
                                       See "Comparison of the
                                       Funds--Dividends."

                                       NET ASSET VALUE. Both Middle East/Africa
                                       Fund and Developing Capital Markets Fund determine net asset value of each class of shares once daily as of the close of business on the New
                                       York Stock Exchange (the "NYSE") on
                                       each day the NYSE is open for
                                       trading based on prices at the time
                                       of closing. The NYSE generally
                                       closes at 4:00 p.m., Eastern time.
                                       Both Funds compute net asset value
                                       per share in the same manner. See
                                       "Comparison of the
                                       Funds--Additional Information--Net
                                       Asset Value."

                                       VOTING RIGHTS. The corresponding voting
                                       rights of the holders of shares of
                                       common stock of each Fund are
                                       substantially the same. See "Comparison
                                       of the Funds--Additional
                                       Information--Capital Stock."

                                       OTHER SIGNIFICANT CONSIDERATIONS.
                                       Stockholder services available to
                                       Middle East/Africa Fund stockholders,
                                       such as providing the annual and
                                       semi-annual reports, are substantially
                                       the same as those available to
                                       Developing Capital Markets Fund
                                       stockholders, however, Developing
                                       Capital Markets Fund stockholders have
                                       an exchange privilege with certain
                                       other funds utilizing Select Pricing
                                       that is not available to Middle
                                       East/Africa Fund stockholders. This
                                       exchange privilege will be available
                                       for the Corresponding Shares acquired
                                       by Middle East/Africa Fund stockholders
                                       in the Reorganization. See "Comparison
                                       of the Funds--Additional
                                       Information--Stockholder Services." An
                                       automatic dividend reinvestment plan is
                                       available to stockholders of each Fund.
                                       The plans are identical. See
                                       "Comparison of the Funds--Automatic
                                       Dividend Reinvestment Plan" and
                                       "Comparison of the Funds--Additional
                                       Information-- Stockholder Services."

TAX CONSIDERATIONS                     Middle East/Africa Fund and Developing
                                       Capital Markets Fund jointly have
                                       requested a private letter ruling from
                                       the IRS with respect to the
                                       Reorganization to the effect that,
                                       among other things, neither Middle
                                       East/Africa Fund nor Developing
                                       Capital Markets Fund will recognize
                                       gain or loss on the transaction,
                                       and Middle East/Africa Fund
                                       stockholders will not recognize
                                       gain or loss on the exchange of
                                       their shares of Middle East/Africa
                                       Fund stock for Corresponding Shares
                                       of Developing Capital Markets Fund.
                                       The consummation of the
                                       Reorganization is subject to the
                                       receipt of such ruling or receipt
                                       of an opinion of counsel to the
                                       same effect. The Reorganization
                                       will not affect the status of
                                       Developing Capital Markets Fund as
                                       a regulated investment company.
                                       Developing Capital Markets Fund has
                                       significant net realized capital
                                       losses. After the Reorganization,
                                       Middle East/Africa Fund stockholders
                                       may benefit from the ability of
                                       Developing Capital Markets Fund to
                                       offset these capital losses against its
                                       realized capital gains, if any, subject
                                       to certain limitations. See
                                       "The Reorganization--Tax
                                       Consequences of the Reorganization."


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Developing Capital Markets Fund are substantially the same as those of Middle East/Africa Fund. Such risks include investing in derivative instruments and illiquid securities as well as investing on an international basis and in emerging markets. As a result of the Reorganization, the risk factors applicable to Middle East/Africa Fund as part of the Combined Fund will be modified by the wider geographic area in which the Combined Fund will invest.

     INVESTING ON AN INTERNATIONAL BASIS. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Both Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Developing Capital Markets Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     BORROWING. Each Fund may borrow up to 331/3% of its total assets (including the amount borrowed), taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force a Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. Neither Fund will purchase securities at any time when borrowings exceed 5% of its total assets. Developing Capital Markets Fund is further limited by a non-fundamental investment restriction that it may not borrow amounts in excess of 20% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

     DERIVATIVE INVESTMENTS. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward foreign currency transactions. The Funds may engage in these transactions for hedging purposes, including anticipatory hedges and Developing Capital Markets Fund may use derivatives to seek to increase its return.

     Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by the Fund in such instruments.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities (including securities restricted to "qualified institutional buyers" under Rule 144A under the Securities Act) that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

     WITHHOLDING AND OTHER TAXES. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective stockholders the amount of foreign taxes paid by that Fund. If certain holding period requirements are met, the taxes passed through to stockholders will be included in each stockholder's income and could potentially be offset by either a deduction or a credit. Certain stockholders, including non-U.S. stockholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. stockholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for stockholders.


                             COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     DEVELOPING CAPITAL MARKETS FUND The financial information in the table below, except for the six months ended December 31,
1999, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Developing Capital
Markets Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements

                                                                                CLASS A
                                  --------------------------------------------------------------------------------------------
                                  FOR THE SIX
                                    MONTHS
                                    ENDED
                                  DECEMBER 31,                            FOR THE YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------------------------
                                     1999++        1999++         1998++          1997++           1996++              1995
                                  ------------  ------------  ------------    ------------      ------------      ------------
INCREASE (DECREASE) IN            (UNAUDITED)
   NET ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                      $  10.44       $  17.23         $  15.05        $  13.35        $  14.61
                                                  --------       --------         --------        --------        --------
Investment income (loss)--net                          .18            .08              .36             .23             .24
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                         1.32          (6.18)            2.21            1.71            (.40)
                                                   -------       --------         --------       ---------        --------
Total from investment
   operations                                         1.50          (6.10)            2.57            1.94            (.16)
                                                   -------       --------         --------       ---------        --------
Less dividends and
   distributions:
   Investment income--net                               --           (.12)            (.28)           (.24)           (.04)
   In excess of investment
   income--net                                          --           (.09)              --              --              --
   Realized gain on
   investments--net                                     --             --             (.11)             --            (.60)
   In excess of realized
   gain on investments--net                           (.06)          (.48)              --              --            (.46)
                                                 ---------      ---------          -------         -------        --------
Total dividends and
   distributions                                      (.06)          (.69)            (.39)           (.24)          (1.10)
                                                 ---------      ---------          -------        --------        --------
Net asset value, end of
   period                                         $  11.88       $  10.44         $  17.23        $  15.05        $  13.35
                                                  ========       ========         ========        ========        ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                         14.60%        (36.00)%          17.66%          14.82%          (1.67)%
                                                  ========       ========         ========        ========        ========
RATIOS TO AVERAGE NET
   ASSETS:

Expenses                                              1.97%          1.63%            1.53%           1.54%           1.62%
                                                  ========       ========         ========        ========        ========

Investment income (loss)--net                         1.94%           .53%            2.32%           1.66%           1.56%
                                                  ========       ========         ========        ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $83,115       $219,422         $471,790        $342,884         350,081
                                                  ========       ========         ========        ========        ========
Portfolio turnover                                   84.92%         98.16%           86.68%          71.01%          63.37%
                                                  ========       ========         ========        ========        ========


Table Continued


                                                                                CLASS B
                                  --------------------------------------------------------------------------------------------
                                  FOR THE SIX                                                                      FOR THE
                                    MONTHS                                                                          PERIOD
                                    ENDED                                                                        JULY 1, 1994+
                                  DECEMBER 31,                     FOR THE YEAR ENDED JUNE 30,                    TO JUNE 30,
                                                ------------------------------------------------------------
                                     1999++        1999++         1998++          1997++           1996++             1995
                                  ------------  ------------  ------------    ------------      ------------     -------------
INCREASE (DECREASE) IN            (UNAUDITED)
   NET ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                      $  10.28        $ 17.04          $ 14.90         $ 13.24         $ 14.54
                                                 ---------      ---------          -------         -------        --------

Investment income (loss)--net                          .08           (.07)             .19             .09             .08
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                         1.27          (6.08)            2.20            1.69            (.32)
                                                 ---------      ---------          -------         -------        --------
Total from investment
   operations                                         1.35          (6.15)            2.39            1.78            (.24)
                                                 ---------      ---------          -------         -------        --------
Less dividends and
   distributions:
   Investment income--net                               --           (.07)            (.14)          (.12)              --
   In excess of investment
   income--net                                          --           (.06)              --              --              --
   Realized gain on
   investments--net                                     --             --             (.11)             --            (.60)
   In excess of realized
   gain on investments--net                           (.06)          (.48)              --              --            (.46)
                                                 ---------      ---------          -------         -------        --------

Total dividends and
   distributions                                      (.06)          (.61)            (.25)          (.12)           (1.06)
                                                 ---------      ---------          -------         -------        --------
Net asset value, end of
   period                                         $  11.57       $  10.28          $ 17.04         $ 14.90         $ 13.24
                                                  ========       ========         ========        ========        ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                         13.37%        (36.68)%          16.39%          13.63%          (2.22)%#
                                                  ========       ========         ========        ========        ========
RATIOS TO AVERAGE NET
   ASSETS:

Expenses                                              3.04%          2.67%            2.57%           2.56%           2.79%*
                                                  ========       ========         ========        ========        ========

Investment income (loss)--net                          .91%          (.53)%           1.22%            .65%           1.01%*
                                                  ========       ========         ========        ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                    $ 92,104       $164,929         $398,468        $302,183        $162,774
                                                  ========       ========         ========        ========        ========
Portfolio turnover                                   84.92%         98.16%           86.68%          71.01%          63.37%
                                                  ========       ========         ========        ========        ========
----------

+   Commencement of operations.
++  Based on average shares outstanding.
#   Aggregate total investment return.
*   Annualized.
**  Total investment returns exclude the effects of sales charges.

                                 DEVELOPING CAPITAL MARKETS FUND-FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                   CLASS C
                                  --------------------------------------------------------------------------------------------
                                  FOR THE SIX                                                                    FOR THE PERIOD
                                    MONTHS                                                                     OCTOBER 21, 1994+
                                    ENDED                                                                              to
                                  DECEMBER 31,                            FOR THE YEAR ENDED JUNE 30,                June 30,
                                                ---------------------------------------------------------------
                                     1999++        1999++         1998++          1997++           1996++              1995
                                  ------------  ------------  ------------    ------------      ------------      ------------
INCREASE (DECREASE) IN            (UNAUDITED)
NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
period                                            $  10.24        $ 16.99          $ 14.87         $ 13.22        $  16.71
                                                 ---------      ---------          -------         -------        --------

Investment income (loss)-net                           .08           (.07)             .18             .09             .08
Realized and unrealized gain
   (loss) on investments and
   foreign currency
   transactions-net                                   1.27          (6.08)            2.20            1.70           (2.50)
                                                 ---------      ---------          -------         -------        --------
Total from investment operations                      1.35          (6.15)            2.38            1.79           (2.42)
                                                 ---------      ---------          -------         -------        --------
Less dividends and distributions:
   Investment income-net                               --            (.07)            (.15)           (.14)           (.01)
   In excess of investment
   income-net                                          --            (.05)              --              --              --
   Realized gain on
   investments-net                                     --              --             (.11)             --            (.60)
   In excess of realized gain on
   investments-net                                    (.06)          (.48)              --              --            (.46)
                                                 ---------      ---------          -------         -------        --------
Total dividends and distributions                     (.06)          (.60)            (.26)           (.14)          (1.07)
                                                 ---------      ---------          -------         -------        --------
Net asset value, end of period                     $ 11.53         $10.24         $  16.99        $  14.87         $ 13.22
                                                  ========       ========         ========        ========         =======

TOTAL INVESTMENT RETURN:**
Based on net asset value per
   share                                             13.42%        (36.69)%          16.37%          13.68%         (14.97)%#
                                                  ========       ========         ========        ========         =======

RATIOS TO AVERAGE NET ASSETS:
Expenses                                              3.04%          2.68%            2.58%           2.56%           2.96%*
                                                  ========       ========         ========        ========         =======
Investment income (loss)-net                           .90%          (.51)%           1.19%            .67%           1.32%*
                                                  ========       ========         ========        ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                     $ 17,768       $ 32,339         $ 71,769        $ 46,983        $ 18,573
                                                  ========       ========         ========        ========        ========
Portfolio turnover                                   84.92%         98.16%           86.68%          71.01%          63.37%
                                                  ========       ========         ========        ========        ========

Table continued

                                                                   CLASS D
                                  --------------------------------------------------------------------------------------------
                                  FOR THE SIX                                                                    FOR THE PERIOD
                                    MONTHS                                                                         OCTOBER 21,
                                    ENDED                                                                           1994+ TO
                                  DECEMBER 31,                            FOR THE YEAR ENDED JUNE 30,               JUNE 30,
                                                -----------------------------------------------------------------
                                     1999++        1999++         1998++          1997++           1996++              1995
                                  ------------  ------------  ------------    ------------      ------------      ------------
INCREASE (DECREASE) IN            (UNAUDITED)
NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value,
    beginning of period                          $  10.41       $ 17.19           $  15.02         $ 13.33          $  16.77
                                                 --------       -------           --------         -------          --------
Investment income (loss)-net                          .16           .04                .32             .21               .13
Realized and unrealized gain
   (loss) on investments and
   foreign currency
   transactions-net                                  1.30         (6.15)              2.20            1.69             (2.48)
                                                 --------       -------           --------         -------          --------
Total from investment operations                     1.46         (6.11)              2.52            1.90             (2.35)
                                                 --------       -------           --------         -------          --------

Less dividends and distributions:
   Investment income-net                             --            (.11)              (.24)           (.21)             (.03)
   In excess of investment
   income-net                                        --            (.08)                --              --               --
   Realized gain on
   investments-net                                   --             --                (.11)             --              (.60)
   In excess of realized gain on
   investments-net                                  (.06)          (.48)                --              --              (.46)
                                                 --------       -------           --------         -------          --------
Total dividends and distributions                   (.06)          (.67)              (.35)           (.21)            (1.09)
                                                 --------       -------           --------         -------          --------

Net asset value, end of period                  $  11.81        $ 10.41           $  17.19         $ 15.02          $  13.33
                                                ========        =======           ========         =======          ========

TOTAL INVESTMENT RETURN:**
Based on net asset value per
   share                                           14.26%        (36.13)%            17.30%          14.55%           (14.49)%#
                                                ========        =======           ========         =======          ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            2.20%          1.88%              1.78%           1.76%             2.19%*
                                                ========        =======           ========         =======          ========

Investment income (loss)-net                        1.74%           .28%              2.06%           1.48%             2.10%*
                                                ========        =======           ========         =======          ========

SUPPLEMENTAL DATA:
Net assets, end of period (in
   thousands)                                   $ 19,648       $ 31,686           $ 73,686        $ 57,821          $ 21,899
                                                ========        =======           ========        ========          ========

Portfolio turnover                                 84.92%         98.16%             86.68%          71.01%            63.37%
                                                ========        =======           ========        ========          ========



----------
*        Annualized.
**       Total investment returns exclude the effects of sales charges.
#        Aggregate total investment return.
+        Commencement of operations.
++       Based on the average shares outstanding.





     MIDDLE EAST/AFRICA FUND. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Middle East/Africa Fund by Deloitte & Touche LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in the financial statements:


                                                                      CLASS A
                                             -------------------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                                                                                             DECEMBER 30,
                                                                                                               1994+ TO
                                                             FOR THE YEAR ENDED NOVEMBER 30,                 NOVEMBER 30,
                                            --------------------------------------------------------------
                                               1999++           1998++            1997++           1996++         1995
                                             --------          --------          -------          --------    --------------
INCREASE (DECREASE) IN NET
   ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                 $   8.18           $  10.96           $  9.40         $ 10.66         $   10.00
                                             --------           --------           -------         -------         ---------
Investment income--net                            .32                .40               .48             .42               .57
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                    1.64              (2.80)             1.52            (.80)              .09
                                               ------            -------            ------          ------            -----
Total from investment
   operations                                    1.96              (2.40)             2.00            (.38)              .66
                                               ------            -------            ------          ------            -----
Less dividends and
   distributions:
   Investment income--net                          --               (.38)             (.44)           (.85)               --
   Realized gain on
   investments--net                                --                 --                --            (.03)               --
                                                 ----               ----              ----          ------              ----
Total dividends and
   distributions                                   --               (.38)             (.44)           (.88)               --
                                                 ----             ------            ------          ------              ----
Net asset value, end of
   period                                    $  10.14            $  8.18          $  10.96         $  9.40         $   10.66
                                             ========            =======          ========         =======         =========
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                    23.96%            (22.59)%           22.43%          (4.17)%            6.60%#
                                              =======           ========           =======         =======         =========
RATIOS TO AVERAGE NET
   ASSETS:
Expenses, net of
   reimbursement                                  .46%               .47%              .47%            .47%              .00%*
                                             ========            =======          ========         =======         =========
Expenses                                        12.23%              6.51%             6.36%           4.84%             4.63%*
                                             ========            =======          ========         =======         =========
Investment income--net                           3.55%              3.93%             4.35%           4.24%             8.43%*
                                             ========            =======          ========         =======         =========
SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                                $543               $563              $989            $399              $648
                                             ========            =======          ========         =======         =========
Portfolio turnover                              83.78%             17.03%            78.12%          46.36%           40.97%
                                             ========            =======          ========         =======         =========




Table continued

                                                                      CLASS B
                                              -------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                                                              DECEMBER 30,
                                                                                                                1994+ TO
                                                              FOR THE YEAR ENDED NOVEMBER 30,                 NOVEMBER 30,
                                              -----------------------------------------------------------
                                                1999++           1998++            1997++          1996++         1995
                                              --------          --------          -------         --------    --------------
INCREASE (DECREASE) IN NET
   ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                 $   8.11           $  10.87           $  9.31        $  10.56      $  10.00
                                             --------           --------           -------        --------      --------
Investment income--net                            .22                .29               .37             .32           .79
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                    1.61              (2.78)             1.51            (.80)         (.23)
                                                -----            -------           --------         ------        ------
Total from investment
   operations                                    1.83              (2.49)             1.88            (.48)          .56
                                               ------            -------            ------          ------         -----
Less dividends and
   distributions:
   Investment income--net                          --               (.27)             (.32)           (.74)           --
   Realized gain on
   investments--net                                --                 --                --            (.03)           --
                                                 ----               ----              ----           ------         ----
Total dividends and
   distributions                                   --               (.27)             (.32)           (.77)           --
                                                 ----              -----           -------           ------         ----
Net asset value, end of
   period                                     $  9.94            $  8.11           $ 10.87         $  9.31      $  10.56
                                              =======            =======           =======         =======      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                    22.56%            (23.40)%           21.02%          (5.14)%        5.60%#
                                              =======           ========           =======         =======        ======
RATIOS TO AVERAGE NET
   ASSETS:
Expenses, net of
   reimbursement                                 1.51%              1.51%             1.51%           1.50%         1.01%*
                                               ======             ======            ======          =======        ======
Expenses                                        13.09%              7.51%             7.46%           5.90%         5.68%*
                                              =======             ======            ======          =======        ======
Investment income--net                           2.48%              2.91%             3.40%           3.15%         8.33%*
                                               ======             ======            ======          ======       =======
SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                             $ 2,207             $3,096            $5,947          $5,699        $7,701
                                              =======             ======            ======          ======        ======
Portfolio turnover                              83.78%             17.03%            78.12%          46.36%        40.97%
                                              =======             ======            ======           =====         =====

-------------------

*     Annualized.
** Total investment returns exclude the effects of sales charges; results would be lower if sales charges were included.
#     Aggregate total investment return.
+     Commencement of operations.
++    Based on average shares outstanding.


                                     MIDDLE EAST/AFRICA FUND-FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                      CLASS C
                                              -------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                                                              DECEMBER 30,
                                                                                                                1994+ TO
                                                              FOR THE YEAR ENDED NOVEMBER 30,                 NOVEMBER 30,
                                              ---------------------------------------------------------
                                                1999++           1998++             1997++         1996++         1995
                                              --------          --------           -------        --------    --------------

INCREASE (DECREASE) IN NET
   ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                 $   8.12           $  10.89           $  9.31        $  10.56       $ 10.00
                                             --------           --------           -------        --------       -------
Investment income--net                            .22                .30               .36             .31           .83
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                    1.61              (2.79)             1.55            (.79)         (.27)
                                               ------           --------           -------        --------       -------
Total from investment
   operations                                    1.83              (2.49)             1.91            (.48)          .56
                                              -------           --------           -------        --------       -------
Less dividends and
   distributions:
   Investment income--net                          --               (.28)             (.33)           (.74)           --
   Realized gain on
   investments--net                                --                 --               --             (.03)           --
                                               ------            -------           ------         --------        ------
Total dividends and
   distributions                                   --               (.28)             (.33)           (.77)           --
                                               ------           --------          --------        --------        ------
Net asset value, end of
   period                                    $   9.95            $  8.12           $ 10.89         $  9.31       $ 10.56
                                             ========            =======           =======         =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                    22.54%            (23.38)%           21.42%          (5.16)%        5.60%#
                                             ========            =======           =======         =======       =======
RATIOS TO AVERAGE NET
   ASSETS:
Expenses, net of
   reimbursement                                1.55%               1.53%             1.52%           1.50%         1.01%*
                                             ========            =======           =======         =======       =======
Expenses                                        13.13%              7.45%             7.47%           5.91%         5.67%*
                                             ========            =======           =======         =======       =======
Investment income--net                           2.47%              2.90%             3.33%           3.14%         8.45%*
                                             ========            =======           =======         =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                              $  215             $  317            $  723         $   692        $1,012
                                               ======             ======            ======         =======        ======
Portfolio turnover                              83.78%             17.03%            78.12%          46.36%        40.97%
                                               ======             ======            ======         =======        ======

Table Continued


                                                                      CLASS D
                                             -------------------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                                                                                             DECEMBER 30,
                                                                                                               1994+ TO
                                                             FOR THE YEAR ENDED NOVEMBER 30,                 NOVEMBER 30,
                                             ---------------------------------------------------------
                                               1999++            1998++             1997++         1996++         1995
                                             --------           --------           -------        --------    --------------
INCREASE (DECREASE) IN NET
   ASSET VALUE:
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period                                 $   8.15           $  10.93           $  9.38        $  10.63      $  10.00
                                             --------           --------           -------        --------      --------
Investment income--net                            .29                .37               .46             .40           .77
Realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions--net                    1.64              (2.79)             1.50            (.80)         (.14)
                                               ------            -------           -------         -------      --------
Total from investment
   operations                                    1.93              (2.42)             1.96            (.40)          .63
                                               ------            -------           -------         -------      --------
Less dividends and
   distributions:
   Investment income--net                          --               (.36)             (.41)           (.82)           --
   Realized gain on
   investments--net                                --                 --                --            (.03)           --
                                               ------               ----             -----        --------        ------
Total dividends and
   distributions                                   --               (.36)             (.41)           (.85)           --
                                               ------             ------           -------        --------        ------
Net asset value, end of
   period                                     $ 10.08             $ 8.15           $ 10.93         $  9.38       $ 10.63
                                              =======             ======           =======         =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value
   per share                                    23.68%            (22.84)%           21.95%%         (4.31)%        6.30%#
                                              =======             ======           =======         =======       =======
RATIOS TO AVERAGE NET
   ASSETS:
Expenses, net of
   reimbursement                                  .71%               .72%              .72%            .72%          .25%*
                                                =====             ======           =======         =======       =======
Expenses                                        12.33%              6.70%             6.67%           5.08%         4.89%*
                                              =======             ======           =======         =======       =======
Investment income--net                           3.23%              3.69%             4.18%           4.01%         9.07%*
                                               =======            ======           =======         =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period
   (in thousands)                              $  380              $ 550           $ 1,109          $  969       $ 1,569
                                               ======              =====           =======          ======       =======
Portfolio turnover                              83.78%             17.03%            78.12%          46.36%        40.97%
                                               ======             ======           =======        ========       =======


-------------------
*     Annualized.
** Total investment returns exclude the effects of sales charges; results would be lower if sales charges were included.
#     Aggregate total investment return.
+     Commencement of operations.
++    Based on the average shares outstanding.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of Developing Capital Markets Fund and Middle East/Africa Fund are similar, though not identical. Each Fund seeks long term capital appreciation. Developing Capital Markets Fund invests in securities, principally equities, of issuers in countries having smaller capital markets. Middle East/Africa Fund invests primarily in equity and debt securities of corporations and government issuers in the Middle East and Africa. The investment objective of each Fund described in this paragraph is a fundamental policy of each Fund and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. Both Funds are non-diversified.

     There can be no assurance that, after the Reorganization, Developing Capital Markets Fund will achieve its investment objective.

     Each Fund invests in a portfolio of securities primarily of issuers located outside of the United States. Middle East/Africa Fund invests at least 65% of the Fund's assets in the securities of issuers in all countries in the Middle East and Africa. Although the Fund is not required to invest in any particular market within that region, Middle East/Africa Fund currently emphasizes investments in securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe. Developing Capital Markets Fund invests at least 65% of the Fund's assets in equity securities of countries having smaller capital markets. Developing Capital Markets Fund considers "smaller capital markets" to be all markets other than the four largest (based on equity market capitalization). This currently precludes Developing Capital Markets Fund from investing in Japan, the United Kingdom, the United States and Germany (except for short term cash positions).

     SECURITIES. Developing Capital Markets Fund invests principally in equity securities including common stock, preferred stock, convertible securities and derivative securities the value of which is based on a common stock or group of common stocks. Developing Capital Markets Fund may also invest up to 35% of its assets in non-convertible debt securities. Although Middle East/Africa Fund may invest in equity and debt securities of corporations and government issuers, the Fund tends to invest primarily in equity securities in order to achieve its goal of long term capital appreciation. Middle East/Africa Fund can invest in all types of equity securities including common stock, preferred stock, warrants and stock purchase rights. Middle East/Africa Fund may also invest in derivative securities.

     TEMPORARY INVESTMENTS. Developing Capital Markets Fund reserves the right, as a temporary defensive measure to hold, without limitation, cash or cash equivalents and short term securities, including money market instruments denominated in U.S. dollars or foreign currencies ("Temporary Investments"). A portion of the Developing Capital Markets Fund may be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Middle East/Africa Fund also reserves the right, as a temporary defensive measure and to provide for redemptions to hold, without limitation, cash or cash equivalents and short term securities, including money market instruments denominated in U.S. dollars or foreign currencies in such proportions as, in the opinion of MLAM, prevailing market or economic conditions warrant.

     DEPOSITARY RECEIPTS. Developing Capital Markets Fund and Middle East/Africa Fund may each invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Each Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     WARRANTS. Middle East/Africa Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

     CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     HIGH YIELD OR "JUNK" BONDS. Each Fund may invest in high yield or "junk" bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

     DISTRESSED SECURITIES. Middle East/Africa Fund may also invest in distressed securities. Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally Middle East/Africa Fund invests in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. Middle East/Africa Fund generally does not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, Middle East/Africa Fund's principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

     SOVEREIGN DEBT. Each Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Each Fund may invest in securities restricted to "qualified institutional buyers" under Rule 144A under the Securities Act and in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

     INDEXED AND INVERSE SECURITIES. Each Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, either Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, each Fund may invest in securities the potential return on which is based inversely on the change in an index. For example, either Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Funds believe that indexed and inverse securities may provide portfolio management flexibility that permits the Funds to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the respective Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

OTHER INVESTMENT POLICIES

     Developing Capital Markets Fund and Middle East/Africa Fund have adopted certain other investment policies as set forth below:

     BORROWINGS. Developing Capital Markets Fund and Middle East/Africa Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 331/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks (but for Developing Capital Markets Fund only up to 20% of its total assets) as a temporary measure for extraordinary or emergency purposes or to meet redemptions. Neither Fund will purchase securities while borrowings exceed 5% of its total assets.

     HEDGING TECHNIQUES. Both Developing Capital Markets Fund and Middle East/Africa Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see "Details About the Fund--Investment Risks--Derivatives" in the Developing Capital Markets Fund Prospectus.

     STANDBY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment in such agreements, see "Details About the Fund--Investment Risks--Standby Commitment Agreements" in the Developing Capital Markets Fund Prospectus.

     REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS. Each Fund may enter into repurchase agreements and purchase and sale contracts. For a description of repurchase agreements and the risks associated with investment in such agreements, see "Details About the Fund--Investment Risks--Repurchase Agreements; Purchase and Sale Contracts" in the Developing Capital Markets Fund Prospectus.

     WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. Each Funds may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Details About the Fund--Investment Risks--When Issued Securities, Delayed Delivery Securities and Forward Commitments" in the Developing Capital Markets Fund Prospectus.

     LENDING OF PORTFOLIO SECURITIES. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 331/3% of its total assets in the case of Middle East/Africa Fund, or 20% of total assets in the case of Developing Capital Markets Fund, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government, see "Details About the Fund--Investment Risks-- Securities Lending" in the Developing Capital Markets Fund Prospectus.

         NON-DIVERSIFIED STATUS. Each Fund is classified as a non-diversified fund under the Investment Company Act, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. By concentrating in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance.

INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Middle East/Africa Fund may utilize these strategies for hedging purposes, including anticipatory hedges. Developing Capital Markets Fund may engage in such transactions for hedging purposes, including anticipatory hedges and to seek to increase its return. Each Fund has authority to write (I.E., sell) put or call options, purchase put or call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Investment Objective and Policies--Derivatives" in the Developing Capital Markets Fund Statement, and "Investment Objective and Policies--Derivatives" in the Middle East/Africa Fund Statement.

INVESTMENT RESTRICTIONS

     Other than as noted above, Developing Capital Markets Fund and Middle East/Africa Fund have identical investment restrictions. See "Investment Objective and Policies--Investment Restrictions" in the Developing Capital Markets Fund Statement and "Investment Objective and Policies--Investment Restrictions" in the Middle East/Africa Fund Statement.

MANAGEMENT

     DIRECTORS. The Boards of Directors of Developing Capital Markets Fund and Middle East/Africa Fund consist of the same five individuals, three of whom are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Information about the Directors of Developing Capital Markets Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (59) -- PRESIDENT AND DIRECTOR (1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

     CHARLES C. REILLY (68) -- DIRECTOR (2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

     RICHARD R. WEST (61)-- DIRECTOR (2)(3)-- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers). Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).

     ARTHUR ZEIKEL (67) -- DIRECTOR (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

     EDWARD D. ZINBARG (64) -- DIRECTOR (2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078. Executive Vice President of The Prudential Insurance Company of America 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

---------

(1)   Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts a the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     MANAGEMENT AND ADVISORY ARRANGEMENTS. MLAM serves as the manager for both Developing Capital Markets Fund and Middle East/Africa Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for certain minor differences, are identical.

     Pursuant to the separate Management Agreement between each Fund and MLAM, each Fund pays MLAM a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the Combined Fund will pay the management fee at the current rate of 1.00%. See "Summary--Pro Forma Fee Tables."

     MLAM has retained MLAM U.K. as sub-adviser to each of Middle East/Africa Fund and Developing Capital Markets Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to its Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Middle East/Africa Fund are substantially the same as those of Developing Capital Markets Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see "Your Account--Merrill Lynch Select Pricing(Service Mark) System" and "--Participation in Merrill Lynch Fee Based Programs" in the Developing Capital Markets Fund Prospectus and the Middle East/Africa Fund Prospectus and "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the Developing Capital Markets Fund Prospectus and "Your Account--How to Buy, Sell and Transfer Shares" in the Middle East/Africa Fund Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Developing Capital Markets Fund is substantially the same as the procedure for redeeming shares of Middle East/Africa Fund except that all classes of shares of Middle East/Africa Fund are subject to a redemption fee of 2.0% of the net asset value of any shares redeemed within 12 months of purchase. The exchange of shares in the Reorganization and the Corresponding Shares received by Middle East/Africa Fund stockholders in the Reorganization will not be subject to this redemption fee. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Developing Capital Markets Fund acquired by Middle East/Africa Fund stockholders in the Reorganization, the holding period of Middle East/Africa Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Developing Capital Markets Fund acquired in the Reorganization. See "Your Account--Merrill Lynch Select Pricing(Service Mark) System" and "--Participation in Merrill Lynch Fee Based Programs" in the Developing Capital Markets Fund Prospectus and the Middle East/Africa Fund Prospectus and "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the Developing Capital Markets Fund Prospectus and "Your Account--How to Buy, Sell and Transfer Shares" in the Middle East/Africa Fund Prospectus.


PERFORMANCE

     GENERAL. The following tables provide performance information for each class of shares of Middle East/Africa Fund and Developing Capital Markets Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                                  DEVELOPING CAPITAL MARKETS FUND
                                                    AVERAGE ANNUAL TOTAL RETURN

                                 CLASS A SHARES            CLASS B SHARES              CLASS C SHARES          CLASS D SHARES
                                 --------------            --------------              --------------          --------------
                             WITHOUT     WITH SALES     WITHOUT     WITH SALES     WITHOUT     WITH SALES    WITHOUT    WITH SALES
                              SALES        CHARGE*       SALES        CHARGE*       SALES        CHARGE*      SALES       CHARGE*
          PERIOD              CHARGE                     CHARGE                     CHARGE                     CHARGE
          ------            ---------    ----------    ---------    ----------    --------     ----------   ---------   ----------

Year Ended 11/30/99          43.12%        35.60%        41.63%       37.63%       41.54%        40.54%      42.85%      35.35%
Five Years Ended 11/30/99    -1.37%        -2.42%        -2.40%       -2.40%       -2.41%        -2.41%      -1.62%      -2.67%
Ten Years Ended 11/30/99      6.40%         5.83%         N/A          N/A          N/A           N/A         N/A         N/A
Inception+ through
     11/30/99                 6.38%         5.83%        -0.62%       -0.62%       -3.34%        -3.34%      -2.56%      -3.58%
-------------
*   Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%.
    The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years.
    Class C shares are subject to a 1.0% CDSC for one year.
+   Class A shares commenced operations on September 1, 1989. Class B shares commenced operations on July 1, 1994. Class C and
    Class D shares commenced operations on October 21, 1994.



                                                      MIDDLE EAST/AFRICA FUND
                                                    AVERAGE ANNUAL TOTAL RETURN

                                 CLASS A SHARES            CLASS B SHARES              CLASS C SHARES          CLASS D SHARES
                                 --------------            --------------              --------------          --------------
                             WITHOUT     WITH SALES     WITHOUT     WITH SALES     WITHOUT     WITH SALES    WITHOUT    WITH SALES
                              SALES        CHARGE*       SALES        CHARGE*       SALES        CHARGE*      SALES       CHARGE*
          PERIOD              CHARGE                     CHARGE                    CHARGE                     CHARGE
          ------            ---------    ----------    ---------    ----------    --------     ----------   ---------   ----------

Year Ended 11/30/99          23.96%        15.10%        22.56%       16.11%       22.54%        19.09%      23.68%      14.84%
Inception+ through            3.78%         2.64%         2.67%        2.67%        2.73%         2.73%       3.49%       2.36%
11/30/99
-----------------
*    Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%.
     The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
+    All classes commenced operations on December 30, 1994.

STOCKHOLDER RIGHTS

     Stockholders of Developing Capital Markets Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Developing Capital Markets Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Developing Capital Markets Fund to be issued to Middle East/Africa Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Developing Capital Markets Fund Prospectus. Each share of Developing Capital Markets Fund common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Middle East/Africa Fund are substantially identical to those described above.

DIVIDENDS

     The current policy of Middle East/Africa Fund with respect to dividends is substantially identical to the policy of Developing Capital Markets Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services--Automatic Dividend Reinvestment Plan" in the Developing Capital Markets Fund Statement or in the Middle East/Africa Fund Statement.

     After the Reorganization, a Middle East/Africa Fund stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Middle East/Africa Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Developing Capital Markets Fund will control unless the stockholder specifically elects a different option at that time.

TAX INFORMATION

     The tax consequences associated with investment in shares of Middle East/Africa Fund are substantially identical to the tax consequences associated with investment in shares of Developing Capital Markets Fund. See "Your Account--Dividends and Taxes" in the Developing Capital Markets Fund Prospectus.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Middle East/Africa Fund and Developing Capital Markets Fund. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the Developing Capital Markets Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER

     Generally, neither Middle East/Africa Fund nor Developing Capital Markets Fund purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Middle East/Africa Fund for its fiscal years ended November 30, 1998 and 1999 were 17.03% and 83.78%, respectively. The portfolio turnover rates for Developing Capital Markets Fund for its fiscal years ended June 30, 1998 and 1999 were 98.16% and 84.92%, respectively. A high portfolio turnover involves certain tax consequences, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

ADDITIONAL INFORMATION

     NET ASSET VALUE. Both Developing Capital Markets Fund and Middle East/Africa Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     STOCKHOLDER SERVICES. Developing Capital Markets Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Developing Capital Markets Fund have an exchange privilege with certain other funds utilizing Select Pricing. Stockholder services available to stockholders of Middle East/Africa Fund are substantially identical to the stockholder services of Developing Capital Markets Fund except that Middle East/Africa Fund stockholders do not have an exchange privilege. For a description of these services, see "Shareholder Services" in the Developing Capital Markets Fund Prospectus.

     CUSTODIAN. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of both Developing Capital Markets Fund and Middle East/Africa Fund. The principal business address of Brown Brothers is 40 Water Street, Boston, MA 02109. It is presently anticipated that Brown Brothers will serve as the custodian of the Combined Fund.

     TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND STOCKHOLDER SERVICING AGENT. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate agreements with each of the Funds.

     CAPITAL STOCK. Middle East/Africa Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares each of which consists of 100,000,000 shares. Developing Capital Markets Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Middle East/Africa Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Developing Capital Markets Fund except as described in "Comparison of the Funds--Redemption of Shares" and "Comparison of the Funds--Additional Information--Stockholder Services" above.

     STOCKHOLDER INQUIRIES. Stockholder inquiries with respect to Middle East/Africa Fund and Developing Capital Markets Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

GENERAL

     Under the Agreement and Plan (attached hereto as Exhibit I), Developing Capital Markets Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Middle East/Africa Fund, in exchange solely for an equal aggregate value of shares to be issued by Developing Capital Markets Fund. Upon receipt by Middle East/Africa Fund of such shares, Middle East/Africa Fund will distribute the shares to the holders of shares of Middle East/Africa Fund, as described below.

     Generally, the assets transferred by Middle East/Africa Fund to Developing Capital Markets Fund will equal all investments of Middle East/Africa Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Middle East/Africa Fund as of such time.

     Middle East/Africa Fund will distribute the shares of Developing Capital Markets Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Middle East/Africa Fund. The shares of Developing Capital Markets Fund received by Middle East/Africa Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Middle East/Africa Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See
"Terms of the Agreement and Plan--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Developing Capital Markets Fund in the names of all stockholders of Middle East/Africa Fund, including stockholders holding Middle East/Africa Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Developing Capital Markets Fund representing such stockholder's interest previously credited to the account of Middle East/Africa Fund. Stockholders holding Middle East/Africa Fund shares in certificate form may receive certificates representing the Corresponding Shares of Developing Capital Markets Fund credited to their account in respect of such Middle East/Africa Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Developing Capital Markets Fund will be issued at net asset value and the shares of Middle East/Africa Fund will be valued at net asset value for the purposes of the exchange by the stockholders of Middle East/Africa Fund of such shares for the Corresponding Shares, the holders of shares of Middle East/Africa Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Middle East/Africa Fund or Developing Capital Markets Fund would hold a reduced percentage of ownership in the Combined Fund than he or she did in Middle East/Africa Fund or Developing Capital Markets Fund prior to the Reorganization.

PROCEDURE

     On January 20, 2000, the Board of Directors of Middle East/Africa Fund, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Middle East/Africa Fund stockholders for approval. The Board of Directors of Developing Capital Markets Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan on January 20, 2000.

     If the stockholders of Middle East/Africa Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second calendar quarter of 2000.

     THE BOARD OF DIRECTORS OF MIDDLE EAST/AFRICA FUND RECOMMENDS THAT MIDDLE EAST/AFRICA FUND STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN.

TERMS OF THE AGREEMENT AND PLAN

     THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT TERMS OF THE AGREEMENT AND PLAN. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT AND PLAN, ATTACHED HERETO AS EXHIBIT I.

     VALUATION OF ASSETS AND LIABILITIES. The respective assets of Middle East/Africa Fund and Developing Capital Markets Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account--How Shares are Priced" in the Developing Capital Markets Fund Prospectus. Purchase orders for Middle East/Africa Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Middle East/Africa Fund for purposes of the Reorganization; redemption requests with respect to Middle East/Africa Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Middle East/Africa Fund for purposes of the Reorganization.

     DISTRIBUTION OF DEVELOPING CAPITAL MARKETS FUND SHARES. On the next full business day following the Valuation Time (the "Exchange Date"), Developing Capital Markets Fund will issue to Middle East/Africa Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Middle East/Africa Fund as of the Valuation Time. Each holder of Middle East/Africa Fund shares will receive, in exchange for his or her proportionate interest in Middle East/Africa Fund, Corresponding Shares of Developing Capital Markets Fund of the same class and having the same aggregate net asset value as the Middle East/Africa Fund shares held by such stockholder as of the Valuation Time.

     EXPENSES. The expenses of the Reorganization that are directly attributable to Middle East/Africa Fund and the conduct of its business will be deducted from the assets of Middle East/Africa Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to Developing Capital Markets Fund include the costs of printing sufficient copies of its Prospectus, Annual Report and Semi-Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Developing Capital Markets Fund.

     REQUIRED APPROVALS. Under Middle East/Africa Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total number of votes entitled to be cast thereon.

     DEREGISTRATION AND DISSOLUTION. Following the transfer of the assets and liabilities of Middle East/Africa Fund to Developing Capital Markets Fund and the distribution of Corresponding Shares of Developing Capital Markets Fund to Middle East/Africa Fund stockholders, Middle East/Africa Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     AMENDMENTS AND CONDITIONS. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Middle East/Africa Fund and Developing Capital Markets Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Middle East/Africa Fund stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Middle East/Africa Fund and Developing Capital Markets Fund being confirmed by the respective parties.

     TERMINATION, POSTPONEMENT AND WAIVERS. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Middle East/Africa Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Middle East/Africa Fund and Developing Capital Markets Fund; (ii) by the Board of Directors of Middle East/Africa Fund if any condition to Middle East/Africa Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets Fund if any condition to Developing Capital Markets Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of Middle East/Africa Fund have determined that stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Middle East/Africa Fund stockholders will remain invested in an open-end fund that has investment objectives and policies similar, though not identical, to that of Middle East/Africa Fund. In addition, Middle East/Africa Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management. Additionally, the Corresponding Shares received by Middle East/Africa Fund stockholders will not be subject to the redemption fee of 2.0% of the net asset value that is applicable to any Middle East/Africa Fund shares redeemed within 12 months of purchase and will have an exchange privilege with certain other funds utilizing Select Pricing. See "Comparison of the Funds--Redemption of Shares" and "--Additional Information--Stockholder Services."

     Specifically, after the Reorganization the total operating expenses of Pro Forma Developing Capital, as a percent of net assets, would be less than the current operating expenses for Middle East/Africa Fund (excluding any fee waiver or expense reimbursement). See "Summary--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Middle East/Africa Fund stockholders. To illustrate the potential economies of scale for Middle East/Africa Fund, on November 30, 1999, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for Middle East/Africa Fund was 10.74% (based on fund net assets of approximately $3.3 million and without giving effect to any fee waiver or expense reimbursement) and for Developing Capital Markets Fund was 1.79% (based on fund net assets of approximately $200.8 million). If the Reorganization had taken place on that date, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for Pro Forma Developing Capital would have been 1.79% (based on fund net assets of approximately $204.1 million).

     The following table sets forth (i) the net assets of Middle East/Africa Fund for the last three fiscal year ends and (ii) the net assets of Developing Capital Markets Fund for the last three fiscal year ends and as of November 30, 1999.

      DEVELOPING CAPITAL MARKETS FUND               MIDDLE EAST/AFRICA FUND
 ----------------------------------------    ---------------------------------
     PERIOD                NET ASSETS            PERIOD           NET ASSETS
-----------------------------------------    ---------------------------------
 As of 6/30/97         $    1,015,713,159    As of 11/30/97     $    8,767,500
 As of 6/30/98         $      448,376,235    As of 11/30/98     $    4,525,878
 As of 6/30/99         $      212,634,936    As of 11/30/99     $    3,344,748
 As of 11/30/99        $      200,821,724

     The net assets of Middle East/Africa Fund as of November 30, 1999 are substantially smaller than the net assets of Developing Capital Markets Fund. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Middle East/Africa Fund stockholders.

     Based on the foregoing, the Board of Directors of Middle East/Africa Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     GENERAL. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368 (a) (1) (C) of the Code. Middle East/Africa Fund and Developing Capital Markets Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Developing Capital Markets Fund intends to continue to so qualify after the Reorganization. Middle East/Africa Fund and Developing Capital Markets Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Middle East/Africa Fund to Developing Capital Markets Fund in exchange solely for shares of Developing Capital Markets Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Middle East/Africa Fund and Developing Capital Markets Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Middle East/Africa Fund as a result of the asset transfer solely in exchange for Developing Capital Markets Fund shares or on the distribution of the Developing Capital Markets Fund stock to Middle East/Africa Fund stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Developing Capital Markets Fund on the receipt of assets of Middle East/Africa Fund in exchange for Developing Capital Markets Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Middle East/Africa Fund on the receipt of Corresponding Shares of Developing Capital Markets Fund in exchange for their shares of Middle East/Africa Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Middle East/Africa Fund assets in the hands of Developing Capital Markets Fund will be the same as the tax basis of such assets in the hands of Middle East/Africa Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets Fund received by the stockholders of Middle East/Africa Fund in the Reorganization will be equal, to the tax basis of the shares of Middle East/Africa Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Developing Capital Markets Fund will be determined by including the period for which such stockholder held the shares of Middle East/Africa Fund exchanged therefor, PROVIDED, that such Middle East/Africa Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Market Fund's holding period with respect to the Middle East/Africa Fund assets transferred will include the period for which such assets were held by Middle East/Africa Fund; and (ix) the taxable year of Middle East/Africa Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Developing Capital Markets Fund will succeed to and take into account certain tax attributes of Middle East/Africa Fund, such as earnings and profits, capital loss carryovers and method of accounting. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     As of November 30, 1999, Developing Capital Markets Fund has significant per share net realized capital losses. After the Reorganization, Middle East/Africa Fund stockholders may benefit from the ability of Developing Capital Markets Fund to offset these capital losses against its realized capital gains, if any, subject to certain limitations. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     STATUS AS A REGULATED INVESTMENT COMPANY. Both Middle East/Africa Fund and Developing Capital Markets Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Developing Capital Markets Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Middle East/Africa Fund and distribution of shares of Developing Capital Markets Fund to Middle East/Africa Fund stockholders, Middle East/Africa Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION

     The following table sets forth as of November 30, 1999: (i) the capitalization of Middle East/Africa Fund, (ii) the capitalization of Developing Capital Markets Fund and (iii) the capitalization of Pro Forma Developing Capital as adjusted to give effect to the Reorganization.


                     PRO FORMA CAPITALIZATION OF DEVELOPING CAPITAL MARKETS FUND, MIDDLE EAST/AFRICA FUND AND
                                             PRO FORMA DEVELOPING CAPITAL AS OF NOVEMBER 30, 1999

                                                  DEVELOPING CAPITAL MARKETS FUND

                                      CLASS A              CLASS B                  CLASS C               CLASS D
                                  ---------------      ---------------         -----------------       ----------------
Total Net Assets:                 $  78,023,697        $  86,002,740           $   17,044,464          $   19,750,823
Shares Outstanding:                   6,281,596            7,136,667                1,419,816               1,600,295
   Net Asset Value Per Share:     $       12.42        $       12.05           $        12.00          $        12.34

                                                       MIDDLE EAST/AFRICA FUND

                                      CLASS A              CLASS B                 CLASS C                  CLASS D
                                  ---------------      ---------------         ---------------         ----------------
Total Net Assets:                 $     542,947        $   2,206,954           $    214,681            $      380,166
Shares Outstanding:                      53,567              222,014                 21,578                    37,722
   Net Asset Value Per Share:     $       10.14        $        9.94           $       9.95            $        10.08

                                                     PRO FORMA DEVELOPING CAPITAL

                                      CLASS A              CLASS B                 CLASS C                  CLASS D
                                  ---------------      ---------------         ---------------         ----------------
Total Net Assets*:                $  78,566,644        $  88,209,694           $ 17,259,145            $   20,130,989
Shares Outstanding:                   6,325,817            7,320,307              1,438,262                 1,631,361
   Net Asset Value Per Share*:    $       12.42        $       12.05           $      12.00            $        12.34

---------------------

* Total Net Assets and Net Asset Value Per Share include the aggregate value of Middle East/Africa Fund's net assets which would have been transferred to Developing Capital Markets Fund had the Reorganization been consummated on November 30, 1999. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Developing Capital Markets Fund the Middle East/Africa Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Developing Capital Markets Fund that actually will be received on or after such date.



                  INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on April 26, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey
at    , Eastern time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Middle East/Africa Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Middle East/Africa Fund at the close of business on March 15, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were [ ] shares of Middle East/Africa Fund common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF MIDDLE EAST/AFRICA FUND AND DEVELOPING CAPITAL MARKETS FUND

     To the knowledge of Middle East/Africa Fund, no person or entity owned beneficially or of record 5% or more of the shares of Middle East/Africa Fund outstanding on the Record Date.

     At the Record Date, the Directors and officers of Middle East/Africa Fund as a group (8 persons) owned an aggregate of approximately [ ]% of the outstanding shares of Middle East/Africa Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Developing Capital Markets Fund, no person or entity owned beneficially or of record 5% or more of the shares of Developing Capital Markets Fund outstanding on the Record Date.

     At the Record Date, the Directors and officers of Developing Capital Markets Fund as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of Developing Capital Markets Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Middle East/Africa Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Middle East/Africa Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Middle East/Africa Fund may redeem his or her Middle East/Africa Fund shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Middle East/Africa Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Middle East/Africa Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Middle East/Africa Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Middle East/Africa Fund.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Middle East/Africa Fund. Such expenses are currently estimated to be $51,000.

     Middle East/Africa Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Middle East/Africa Fund and will reimburse certain persons that Middle East/Africa Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Middle East/Africa Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Middle East/Africa Fund. Middle East/Africa Fund has retained Shareholder Communication Corporation, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by Middle East/Africa Fund of approximately $3,500, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding shares of Middle East/Africa Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Middle East/Africa Fund and Developing Capital Markets Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Middle East/Africa Fund and Developing Capital Markets Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Middle East/Africa Fund and Developing Capital Markets Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Developing Capital Markets Fund Prospectus, the Middle East/Africa Fund Prospectus, the Developing Capital Markets Fund Statement, the Middle East/Africa Fund Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Middle East/Africa Fund or Developing Capital Markets Fund is a party.

                                LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Middle East/Africa Fund and Developing Capital Markets Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

     The financial highlights of Middle East/Africa Fund and Developing Capital Markets Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                              STOCKHOLDER PROPOSALS

         A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Middle East/Africa Fund must be received by Middle East/Africa Fund in a reasonable time before Middle East/Africa Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Middle East/Africa Fund's proxy statement and form of proxy relating to the meeting.

                         By Order of the Board of Directors,


                         Susan B. Baker
                         SECRETARY, MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as
of the             day of , 2000, by and between Merrill Lynch Developing
Capital Markets Fund, Inc., a Maryland corporation ("Developing Capital Markets"), and Merrill Lynch Middle East/Africa Fund, Inc., a Maryland corporation ("Middle East/Africa" and, together with Developing Capital Markets, the "Funds").

                            PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Developing Capital Markets of substantially all of the assets, and the assumption of substantially all of the liabilities, of Middle East/Africa in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Developing Capital Markets and the subsequent distribution of Corresponding Shares (defined below) of Developing Capital Markets to the stockholders of Middle East/Africa in exchange for their shares of common stock, par value $.10 per share, of Middle East/Africa, in liquidation of Middle East/Africa, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Developing Capital Markets will be distributed to Middle East/Africa stockholders as follows: each holder of Middle East/Africa shares will be entitled to receive the same class of shares of Developing Capital Markets (I.E., Class A, Class B, Class C or Class
D) (the "Corresponding Shares") as they held in Middle East/Africa immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Middle East/Africa immediately prior to the Reorganization except that the redemption fee applicable to shares of Middle East/Africa shall not apply to the corresponding shares. The aggregate net asset value of the Corresponding Shares of Developing Capital Markets to be received by each stockholder of Middle East/Africa will equal the aggregate net asset value of the Middle East/Africa shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Developing Capital Markets shall acquire substantially all of Middle East/Africa's assets and assume substantially all of Middle East/Africa's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Middle East/Africa shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Developing Capital Markets and Middle East/Africa hereby agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF DEVELOPING CAPITAL MARKETS.

     Developing Capital Markets represents and warrants to, and agrees with, Middle East/Africa that:

     (a) Developing Capital Markets is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Developing Capital Markets has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Developing Capital Markets is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5723), and such registration has not been revoked or rescinded and is in full force and effect. Developing Capital Markets has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Middle East/Africa has been furnished with a statement of assets and liabilities and a schedule of investments of Developing Capital Markets, each as of June 30, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Developing Capital Markets and an unaudited schedule of investments of Developing Capital Markets, each as of the Valuation Time (defined below), will be furnished to Middle East/Africa at or prior to the Exchange Date for the purpose of determining the number of shares of Developing Capital Markets to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Developing Capital Markets as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) Middle East/Africa has been furnished with Developing Capital Markets' Annual Report to Stockholders for the year ended June 30, 1999 and Semi-Annual Report to Stockholders for the six month period ended December 31, 1999 and the financial statements appearing therein fairly present the financial position of Developing Capital Markets as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) Middle East/Africa has been furnished with the prospectus and statement of additional information of Developing Capital Markets, each dated October 29, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) Developing Capital Markets has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Developing Capital Markets, threatened against it which assert liability on the part of Developing Capital Markets or which materially affect its financial condition or its ability to consummate the Reorganization. Developing Capital Markets is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) Developing Capital Markets is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (i) There are no material contracts outstanding to which Developing Capital Markets is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Middle East/Africa prior to the Valuation Time.

     (j) Developing Capital Markets has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Developing Capital Markets' most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Developing Capital Markets will advise Middle East/Africa in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Developing Capital Markets of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (l) The registration statement filed by Developing Capital Markets on Form N-14 relating to the shares of Developing Capital Markets to be issued pursuant to this Agreement which includes the proxy statement of Middle East/Africa and the prospectus of Developing Capital Markets with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in
Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Developing Capital Markets (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Developing Capital Markets for use in the N-14 Registration Statement as provided in
Section 6(e) of this Agreement.

     (m) Developing Capital Markets is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (n) Developing Capital Markets shares to be issued to Middle East/Africa pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Developing Capital Markets will have any preemptive right of subscription or purchase in respect thereof.

     (o) At or prior to the Exchange Date, Developing Capital Markets shares to be transferred to Middle East/Africa for distribution to the stockholders of Middle East/Africa on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Middle East/Africa presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Exchange Date, Developing Capital Markets will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Developing Capital Markets to Middle East/Africa.

     2. REPRESENTATIONS AND WARRANTIES OF MIDDLE EAST/AFRICA.

     Middle East/Africa represents and warrants to, and agrees with, Developing Capital Markets that:

     (a) Middle East/Africa is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Middle East/Africa has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Middle East/Africa is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-07155), and such registration has not been revoked or rescinded and is in full force and effect. Middle East/Africa has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Middle East/Africa shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Developing Capital Markets, and (ii) all other assets owned by Middle East/Africa or liabilities incurred as of the Valuation Time.

     (d) Middle East/Africa has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Developing Capital Markets has been furnished with a statement of assets and liabilities and a schedule of investments of Middle East/Africa, each as of November 30, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Middle East/Africa and an unaudited schedule of investments of Middle East/Africa, each as of the Valuation Time, will be furnished to Developing Capital Markets at or prior to the Exchange Date for the purpose of determining the number of shares of Developing Capital Markets to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Middle East/Africa as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) Developing Capital Markets has been furnished with Middle East/Africa's Annual Report to Stockholders for the year ended November 30, 1999 and the financial statements appearing therein fairly present the financial position of Middle East/Africa as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (g) Developing Capital Markets has been furnished with the prospectus and statement of additional information of Middle East/Africa, each dated March 31, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Middle East/Africa, threatened against it which assert liability on the part of Middle East/Africa or which materially affect its financial condition or its ability to consummate the Reorganization. Middle East/Africa is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which Middle East/Africa is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Developing Capital Markets prior to the Valuation Time.

     (j) Middle East/Africa is not a party to or obligated under any provision of its Articles of Incorporation, as amended and restated, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) Middle East/Africa has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Middle East/Africa will advise Developing Capital Markets in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) Middle East/Africa has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Middle East/Africa have been adequately provided for on its books, and no tax deficiency or liability of Middle East/Africa has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, Middle East/Africa will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Middle East/Africa will have good and marketable title to all of the Investments, and Developing Capital Markets will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Middle East/Africa of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Middle East/Africa (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
(ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Middle East/Africa for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) Middle East/Africa is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (q) The books and records of Middle East/Africa made available to Developing Capital Markets and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Middle East/Africa.

     (r) Middle East/Africa will not sell or otherwise dispose of any of the shares of Developing Capital Markets to be received in the Reorganization, except in distribution to the stockholders of Middle East/Africa.

     3. THE REORGANIZATION.

     (a) Subject to receiving the requisite approval of the stockholders of Middle East/Africa, and to the other terms and conditions contained herein, Middle East/Africa agrees to convey, transfer and deliver to Developing Capital Markets and Developing Capital Markets agrees to acquire from Middle East/Africa, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Middle East/Africa, and assume substantially all of the liabilities of Middle East/Africa, in exchange solely for that number of shares of Developing Capital Markets provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date Middle East/Africa will distribute all shares of Developing Capital Markets received by it to its stockholders in exchange for their corresponding Middle East/Africa shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Developing Capital Markets in the amounts due the stockholders of Middle East/Africa based on their respective holdings in Middle East/Africa as of the Valuation Time.

     (b) Middle East/Africa will pay or cause to be paid to Developing Capital Markets any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Middle East/Africa hereunder.

     (c) The Valuation Time shall be 4:00 P.M., Eastern time, on
________________, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (d) Developing Capital Markets will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Middle East/Africa, except that recourse for such liabilities will be limited to the net assets of Middle East/Africa acquired by Developing Capital Markets. The known liabilities of Middle East/Africa as of the Valuation Time shall be confirmed in writing to Developing Capital Markets by Middle East/Africa pursuant to Section 2(k) of this Agreement.

     (e) Developing Capital Markets and Middle East/Africa will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Middle East/Africa to Developing Capital Markets.

     (f) Middle East/Africa will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4. ISSUANCE AND VALUATION OF SHARES OF DEVELOPING CAPITAL MARKETS IN THE REORGANIZATION.

     Full shares of Developing Capital Markets, and to the extent necessary, fractional shares of Developing Capital Markets, of an aggregate net asset value equal to the net asset value of the assets of Middle East/Africa acquired, determined as hereinafter provided, reduced by the amount of liabilities of Middle East/Africa assumed by Developing Capital Markets, shall be issued by Developing Capital Markets in exchange for such assets of Middle East/Africa. The net asset value of Middle East/Africa and Developing Capital Markets shall be determined in accordance with the procedures described in the prospectus of Developing Capital Markets as of the Valuation Time. Such valuation and determination shall be made by Developing Capital Markets in cooperation with Middle East/Africa. Developing Capital Markets shall issue its Class A, Class B, Class C and Class D shares to Middle East/Africa in certificates or share deposit receipts (one in respect of each class) registered in the name of Middle East/Africa. Middle East/Africa shall distribute Corresponding Shares of Developing Capital Markets to its stockholders by redelivering such certificates to Financial Data Services, Inc.

     5. PAYMENT OF EXPENSES.

     (a) With respect to expenses incurred in connection with the Reorganization, the expenses of the Reorganization that are directly attributable to Middle East/Africa and the conduct of its business will be deducted from the assets of Middle East/Africa as of the Valuation
Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of stockholders and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses attributable to Developing Capital Markets include the costs of printing sufficient copies of its Prospectus, Annual Report and Semi-Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of this Agreement, legal fees and audit fees, will be borne equally by each Fund.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. COVENANTS OF DEVELOPING CAPITAL MARKETS AND MIDDLE EAST/AFRICA.

     (a) Middle East/Africa agrees to call a special meeting of the stockholders of Middle East/Africa to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Middle East/Africa issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Developing Capital Markets and Middle East/Africa each covenants to operate the business of Developing Capital Markets and Middle East/Africa, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Middle East/Africa agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Developing Capital Markets shares other than to the stockholders of Middle East/Africa and without first paying or adequately providing for the payment of all of Middle East/Africa's liabilities not assumed by Developing Capital Markets, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Middle East/Africa undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Middle East/Africa has ceased to be a registered investment company.

     (e) Developing Capital Markets will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Developing Capital Markets and Middle East/Africa agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Developing Capital Markets has no plan or intention to sell or otherwise dispose of the assets of Middle East/Africa to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Middle East/Africa and Developing Capital Markets each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Developing Capital Markets agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Middle East/Africa for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Middle East/Africa shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Middle East/Africa with respect to Middle East/Africa's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Middle East/Africa (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Middle East/Africa to the extent such expenses have been accrued by Middle East/Africa in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Middle East/Africa agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Developing Capital Markets expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

     7. EXCHANGE DATE.

     (a) Delivery of the assets of Middle East/Africa to be transferred, together with any other Investments, and the Developing Capital Markets shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Middle East/Africa and Developing Capital Markets, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Middle East/Africa shall cause such Investments to be transferred to Developing Capital Markets' account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) Middle East/Africa will deliver to Developing Capital Markets on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Developing Capital Markets hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Middle East/Africa shall deliver to Developing Capital Markets a list of the names and addresses of all of the stockholders of record of Middle East/Africa on the Exchange Date and the number of shares of Middle East/Africa owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Middle East/Africa or by its President.

     8. MIDDLE EAST/AFRICA CONDITIONS.

     The obligations of Middle East/Africa hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Middle East/Africa, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Developing Capital Markets; and that Developing Capital Markets shall have delivered to Middle East/Africa a copy of the resolution approving this Agreement adopted by Developing Capital Markets' Board of Directors, certified by the Secretary of Developing Capital Markets.

     (b) That Developing Capital Markets shall have furnished to Middle East/Africa a statement of Developing Capital Markets' assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Developing Capital Markets' behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Developing Capital Markets' President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Developing Capital Markets since the date of Developing Capital Markets' most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

     (c) That Developing Capital Markets shall have furnished to Middle East/Africa a certificate signed by Developing Capital Markets' President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Developing Capital Markets made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Developing Capital Markets has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Middle East/Africa shall have received an opinion of Brown & Wood LLP, as counsel to both Developing Capital Markets and Middle East/Africa, in form and substance satisfactory to Middle East/Africa and dated the Exchange Date, to the effect that (i) each of Developing Capital Markets and Middle East/Africa is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Developing Capital Markets to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Developing Capital Markets, and no stockholder of Developing Capital Markets has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Developing Capital Markets or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Developing Capital Markets and Middle East/Africa, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; PROVIDED, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Developing Capital Markets or Middle East/Africa is a party or by which either Developing Capital Markets or Middle East/Africa is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Middle East/Africa has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Middle East/Africa will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Developing Capital Markets and Middle East/Africa of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Developing Capital Markets nor Middle East/Africa, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Developing Capital Markets, Middle East/Africa or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Developing Capital Markets or Middle East/Africa, the unfavorable outcome of which would materially and adversely affect Developing Capital Markets or Middle East/Africa; (xii) all corporate actions required to be taken by Developing Capital Markets and Middle East/Africa to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Developing Capital Markets and Middle East/Africa; and (xiii) such opinion is solely for the benefit of Developing Capital Markets and Middle East/Africa and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Developing Capital Markets or Middle East/Africa contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Developing Capital Markets and Middle East/Africa with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Developing Capital Markets and Middle East/Africa.

     (f) That Middle East/Africa shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Middle East/Africa to Developing Capital Markets in exchange solely for shares of Developing Capital Markets as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Middle East/Africa and Developing Capital Markets will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to Middle East/Africa as a result of the asset transfer solely in exchange for Developing Capital Markets shares or on the distribution of the Developing Capital Markets stock to Middle East/Africa stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Developing Capital Markets on the receipt of assets of Middle East/Africa in exchange for Developing Capital Markets shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Middle East/Africa on the receipt of Corresponding Shares of Developing Capital Markets in exchange for their shares of Middle East/Africa; (v) in accordance with Section 362(b) of the Code, the tax basis of the Middle East/Africa assets in the hands of Developing Capital Markets will be the same as the tax basis of such assets in the hands of Middle East/Africa immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets received by the stockholders of Middle East/Africa in the Reorganization will be equal, to the tax basis of the shares of Middle East/Africa surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Developing Capital Markets will be determined by including the period for which such stockholder held the shares of Middle East/Africa exchanged therefor, provided, that such Middle East/Africa shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Markets' holding period with respect to the Middle East/Africa assets transferred will include the period for which such assets were held by Middle East/Africa; and (ix) the taxable year of Middle East/Africa will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Developing Capital Markets will succeed to and take into account certain tax attributes of Middle East/Africa, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Developing Capital Markets and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Middle East/Africa.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Developing Capital Markets, be contemplated by the Commission.

     (i) That Middle East/Africa shall have received from Deloitte & Touche
LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Middle East/Africa, to the effect that (i) they are independent public accountants with respect to Developing Capital Markets within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Developing Capital Markets included or incorporated by reference in the N-14 Registration
Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Developing Capital
Markets included in the N-14 Registration Statement, and inquiries of certain officials of Developing Capital Markets responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Developing Capital Markets appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Developing Capital Markets or from schedules prepared by officials of Developing Capital Markets having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Developing Capital Markets or would prohibit the Reorganization.

     (k) That Middle East/Africa shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Middle East/Africa, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9. DEVELOPING CAPITAL MARKETS CONDITIONS.

     The obligations of Developing Capital Markets hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Middle East/Africa and by the affirmative vote of the holders of a majority of the shares of common stock of Middle East/Africa issued and outstanding and entitled to vote thereon, voting together as a single class; and that Middle East/Africa shall have delivered to Developing Capital Markets a copy of the resolution approving this Agreement adopted by Middle East/Africa's Board of Directors, and a certificate setting forth the vote Middle East/Africa stockholders obtained, each certified by the Secretary of Middle East/Africa.

     (b) That Middle East/Africa shall have furnished to Developing Capital Markets a statement of Middle East/Africa's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Middle East/Africa's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Middle East/Africa's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Middle East/Africa since the date of Middle East/Africa's most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

     (c) That Middle East/Africa shall have furnished to Developing Capital Markets a certificate signed by Middle East/Africa's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Middle East/Africa made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Middle East/Africa has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That Middle East/Africa shall have delivered to Developing Capital Markets a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Middle East/Africa for the period ended November 30, 1999 (which returns originally were prepared and filed by Middle East/Africa), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Middle East/Africa for the period covered thereby; and that for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Middle East/Africa ending upon the liquidation of Middle East/Africa, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Middle East/Africa ending upon the liquidation of Middle East/Africa or that Middle East/Africa would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Developing Capital Markets shall have received an opinion of Brown & Wood LLP, as counsel to both Developing Capital Markets and Middle East/Africa, in form and substance satisfactory to Developing Capital Markets and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Developing Capital Markets reasonably may deem necessary or desirable.

     (g) That Developing Capital Markets shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That Developing Capital Markets shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Developing Capital Markets, to the effect that (i) they are independent public accountants with respect to Middle East/Africa within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Middle East/Africa included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Middle East/Africa included in the N-14 Registration Statement, and inquiries of certain officials of Middle East/Africa responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Developing Capital Markets and Middle East/Africa and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Middle East/Africa appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Middle East/Africa or from schedules prepared by officials of Middle East/Africa having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (i) That the Investments to be transferred to Developing Capital Markets shall not include any assets or liabilities which Developing Capital Markets, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Middle East/Africa, be contemplated by the Commission.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Middle East/Africa or would prohibit the Reorganization.

     (l) That Developing Capital Markets shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Developing Capital Markets, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That all proceedings taken by Middle East/Africa and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Developing Capital Markets.

     (n) That prior to the Exchange Date, Middle East/Africa shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

     10. TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Middle East/Africa) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Middle East/Africa and Developing Capital Markets; (ii) by the Board of Directors of Middle East/Africa if any condition of Middle East/Africa's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets if any condition of Developing Capital Markets' obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Middle East/Africa and Developing Capital Markets.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Middle East/Africa or Developing Capital Markets or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Middle East/Africa or Developing Capital Markets, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Middle East/Africa and Developing Capital Markets have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Middle East/Africa and Developing Capital Markets to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Middle East/Africa nor Developing Capital Markets nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Middle East/Africa or Developing Capital Markets against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Middle East/Africa and Developing Capital Markets to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Middle East/Africa unless such terms and conditions shall result in a change in the method of computing the number of shares of Developing Capital Markets to be issued to Middle East/Africa in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Middle East/Africa prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Middle East/Africa promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

     11. INDEMNIFICATION.

     (a) Middle East/Africa hereby agrees to indemnify and hold Developing Capital Markets harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Developing Capital Markets may incur or sustain by reason of the fact that (i) Developing Capital Markets shall be required to pay any corporate obligation of Middle East/Africa, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Middle East/Africa which were omitted or not fairly reflected in the financial statements to be delivered to Developing Capital Markets in connection with the Reorganization; (ii) any representations or warranties made by Middle East/Africa in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Middle East/Africa has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Middle East/Africa and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Middle East/Africa by Developing Capital Markets.

     (b) Developing Capital Markets hereby agrees to indemnify and hold Middle East/Africa harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Middle East/Africa may incur or sustain by reason of the fact that (i) any representations or warranties made by Developing Capital Markets in this Agreement should prove false or erroneous in any material respect,
(ii) any covenant of Developing Capital Markets has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Middle East/Africa and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Developing Capital Markets by Middle East/Africa.

     (c) In the event that any claim is made against Developing Capital Markets in respect of which indemnity may be sought by Developing Capital Markets from Middle East/Africa under Section 11(a) of this Agreement, or in the event that any claim is made against Middle East/Africa in respect of which indemnity may be sought by Middle East/Africa from Developing Capital Markets under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Middle East/Africa and Developing Capital Markets that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. OTHER MATTERS.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Developing Capital Markets will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Developing Capital Markets' transfer agent with respect to such shares. Middle East/Africa will provide Developing Capital Markets on the Exchange Date with the name of any Middle East/Africa stockholder who is to the knowledge of Middle East/Africa an affiliate of Middle East/Africa on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Middle East/Africa or Developing Capital Markets, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Middle East/Africa and Developing Capital Markets are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                 MERRILL LYNCH DEVELOPING
                                    CAPITAL MARKETS FUND, INC.




                                 BY
                                    --------------------------------------------
                                            (TERRY K. GLENN, PRESIDENT)
ATTEST:




---------------------------------------
(SUSAN B. BAKER, SECRETARY)


                                 MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



                                 BY:
                                     -------------------------------------------
                                       (DONALD C. BURKE, VICE PRESIDENT AND
                                                     TREASURER)

ATTEST:




---------------------------------------
(SUSAN B. BAKER, SECRETARY)



   The information in this statement of additional information is not complete and may be changed. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 2, 2000


                      STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa Fund") and Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets
Fund") dated     , 2000 (the "Proxy Statement and Prospectus"), which has
been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Developing Capital Markets Fund at 1-800-456-4587, ext. 123, or by writing to Developing Capital Markets Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Developing Capital Markets Fund is contained in and incorporated by reference to its Statement of Additional Information, dated October 29, 1999, which is incorporated by reference into and accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Middle East/Africa Fund and Developing Capital Markets Fund, other material incorporated by reference and other information regarding Middle East/Africa Fund and Developing Capital Markets Fund.

     The date of this Statement of Additional Information is       , 2000.


                               TABLE OF CONTENTS

General Information............................................................2
Financial Statements...........................................................2



                              GENERAL INFORMATION

     The stockholders of Middle East/Africa Fund are being asked to approve the acquisition of substantially all of the assets of Middle East/Africa Fund, and the assumption of substantially all of the liabilities of Middle East/Africa Fund, by Developing Capital Markets Fund in exchange solely for an equal aggregate value of shares of Developing Capital Markets Fund (the "Reorganization"). Developing Capital Markets Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Middle East/Africa Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on April 26, 2000, at
       a.m., Eastern time.

     For detailed information about the Reorganization, stockholders of Middle East/Africa Fund should refer to the Proxy Statement and Prospectus. For further information about Developing Capital Markets Fund, stockholders should refer to Developing Capital Markets Fund's Statement of Additional Information, dated October 29, 1999, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS

     In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of the Reorganization are not required to be provided in this Statement of Additional Information since the net asset value of Middle East/Africa Fund does not exceed 10% of the net asset value of Developing Capital Markets Fund as of a current date.

DEVELOPING CAPITAL MARKETS FUND

     Audited financial statements and accompanying notes for the fiscal year ended June 30, 1999, and the independent auditor's report thereon, dated August 16, 1999, of Developing Capital Markets Fund are incorporated by reference from Developing Capital Markets Fund's Annual Report to Stockholders. Unaudited financial statements and accompanying notes for the six months ended December 31, 1999 of Developing Capital Markets Fund are incorporated by reference from Developing Capital Markets Fund's Semi-Annual Report to Stockholders.

MIDDLE EAST/AFRICA FUND

     Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999, and the independent auditor's report thereon, dated [ ], of Middle East/Africa Fund are incorporated by reference from Middle East/Africa Fund's Annual Report to Stockholders.


                                     PART C

                                OTHER INFORMATION


ITEM 15.  INDEMNIFICATION.

     Reference is made to Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.
(1)(a)      Articles of Incorporation of the Registrant, dated April 13, 1989.(a)
(1)(b)      Articles of Amendment to Articles of Incorporation of the Registrant, dated May 17,
            1989.(a)
   (c)      Articles of Amendment to Articles of Incorporation of the Registrant, dated June 16,
            1989.(a)
   (d)      Form of Articles Supplementary to the Articles of Incorporation of the Registrant. (a)
   (e)      Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17,
            1994. (b)
   (f)      Articles Supplementary to the Articles of Incorporation of the Registrant, dated October
            17, 1994. (b)
(2)         By-Laws of the Registrant.(b)
(3)         Not applicable.
(4)         Form of Agreement and Plan of Reorganization between the Registrant and Merrill Lynch
            Middle East/Africa Fund, Inc.(c)
(5)         Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation, and the By-Laws of the Registrant.(d)
(6)(a)      Management Agreement between the Registrant and Merrill Lynch Asset Management, L.P.
            ("MLAM").(b)
(6)(b)      Supplement to Management Agreement between the Registrant and MLAM. (a)
(6)(c)      Form of Sub-Advisory Agreement between MLAM and Merrill Lynch Asset Management U.K.
            Limited.(e)
(7)(a)      Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
            Distributor, Inc. (now known as Princeton Funds Distributor, Inc.) (the "Distributor").(h)
(7)(b)      Class B Shares Distribution Agreement between the Registrant and the
            Distributor.(a)
(7)(c)      Class C Shares Distribution Agreement between the
            Registrant and the Distributor.(h)
(7)(d)      Class D Shares Distribution Agreement between the Registrant and the Distributor.(h)
(8)         None.
(9)         Form of Custody Agreement between the Registrant and Brown Brothers Harriman &
            Co.(i)
(10)(a)     Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement
            of the Registrant.(a)
(10)(b)     Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan
            Sub-Agreement of the Registrant.(h)
(10)(c)     Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan
            Sub-Agreement of the Registrant.(h)
(10)(d)     Merrill Lynch Select Pricing(Service Mark) System Plan pursuant to Rule
            l8f-3.(e)
(11)        Opinion and Consent of Brown & Wood LLP, counsel for the
            Registrant.(f)
(12)        Private Letter Ruling from the Internal Revenue
            Service.(f)
(13)        Not applicable.
(14)(a)     Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)     Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Middle
            East/Africa Fund, Inc.
(15)        Not applicable.
(16)        Power of Attorney (included on the signature page of this Registration Statement).
(17)(a)     Prospectus dated October 29, 1999, and Statement of Additional Information dated October
            29, 1999, of the Registrant.(f)
(17)(b)     Annual Report to Stockholders of the Registrant, as of June 30, 1999.(f)
(17)(c)     Semi-Annual Report to Stockholders of the Registrant, as of December 31, 1999.(f)
(17)(d)     Prospectus dated February    , 2000, and Statement of Additional Information dated
            February    , 2000, of Merrill Lynch Middle East/Africa Fund, Inc.(f)
(17)(e)     Annual Report to Stockholders of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1999.(f)
(17(f)      Form of Proxy

---------------
(a) Filed on May 13, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 33-28248) under the Securities Act of 1933 (the "Registration Statement").
(b) Filed on October 25, 1995 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c) Included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement.
(d) Reference is made to Articles V, VI, VII, VIII and X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Articles II, III (Sections 1, 3, 5, 6 and 17), VI, VII, XII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.
(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(f)  To be filed by amendment.
(g)  Filed on September  29, 1997, as an Exhibit to Post-Effective Amendment
     No. 11 to the Registration Statement.
(h) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.
(i) Filed on October 28, 1996, as an Exhibit to Post Effective Amendment No. 10 to the Registration Statement.


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.


                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 2nd day of February, 2000.

                             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                                                     (Registrant)


                             By          /s/ TERRY K. GLENN
                               ------------------------------------------------
                                            (TERRY K. GLENN, PRESIDENT)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Susan B. Baker, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                    TITLE                               DATE
                  ---------                                    -----                               ----


              /S/ TERRY K. GLENN                      President and Director                         February 2, 2000
-----------------------------------------------    (Principal Executive Officer)
               (TERRY K. GLENN)

                                                   Vice President and Treasurer
             /S/ DONALD C. BURKE                       (Principal Financial                          February 2, 2000
-----------------------------------------------       and Accounting Officer)
              (DONALD C. BURKE)


            /S/ CHARLES C. REILLY                            Director                                February 2, 2000
-----------------------------------------------
             (CHARLES C. REILLY)


             /S/ RICHARD R. WEST                             Director                                February 2, 2000
-----------------------------------------------
              (RICHARD R. WEST)


              /S/ ARTHUR ZEIKEL                              Director                                February 2, 2000
-----------------------------------------------
               (ARTHUR ZEIKEL)


            /S/ EDWARD D. ZINBARG                            Director                                February 2, 2000
-----------------------------------------------
             (EDWARD D. ZINBARG)



                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                                        DESCRIPTION
14(a)       --    Consent of Deloitte & Touche LLP, independent auditors
                  for the Registrant.
14(b)       --    Consent of Deloitte & Touche LLP, independent auditors for
                  Middle East/Africa Fund, Inc.
17((f)      --    Form of Proxy